UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05238

Nuveen New York Municipal Value Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark L. Winget

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: Date: February 28

Date of reporting period: February 28, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

nuveen
A TIAA Company

Closed-End Funds

28 February 2022

Nuveen Municipal Closed-End Funds

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.

You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #2 or (ii) by logging into your Investor Center account at www.computershare.com/investor and clicking on "Communication Preferences". Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.

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NOT FDIC INSURED MAY LOSE
VALUE NO BANK GUARANTEE

Chair’s Letter
to Shareholders

Dear Shareholders,

In February, the world witnessed Russia invade Ukraine. We are now almost two months into the conflict and are beginning to see the scale of the humanitarian crisis and the economic impact caused by this event.

Given the fluidity of the situation, market uncertainty is currently elevated. Economic conditions were already challenging prior to the invasion, with inflation lingering at multi-decade highs, interest rates expected to continue rising, economic growth moderating from the post-pandemic recovery, and weakening performance across equity markets and some bond market segments. The Russia-Ukraine conflict has accelerated these trends in the short term. The spike in geopolitical risks led to surging prices for oil and other hard and soft commodities, driving both inflation and recession risks higher. The U.S. Federal Reserve (Fed) and other central banks now face an even more difficult task of slowing inflation without pulling the economy into recession. As anticipated, the Fed began the rate hiking cycle in March 2022, raising its short-term rate by 0.25% from near zero for the first time since the pandemic was declared two years ago and now signaling rate increases of 0.5% in the near future. Where the Russia-Ukraine conflict goes from here, how inflation impacts economic growth and the Fed’s response to changing economic conditions are difficult to forecast.

In the meantime, while markets will likely continue fluctuating with the daily headlines, we encourage investors to keep a long-term perspective. To learn more about how well your portfolio is aligned to your time horizon, risk tolerance and investment goals, consider reviewing it with your financial professional.

On behalf of the other members of the Nuveen Fund Board, I look forward to continuing to earn your trust in the months and years ahead.

Terence J. Toth
Chair of the Board
April 21, 2022

Important Notices

For Shareholders of Nuveen New York Municipal Value Fund (NNY)

Fund Reorganization

Effective prior to the opening of business on March 8, 2021, Nuveen New York Municipal Value Fund 2 (NYV) was reorganized into NNY (the “Reorganizations”). Refer to Note 1 and Note 10 of the Notes to Financial Statements within this report for further details on the Reorganization.

For Shareholders of Nuveen New York Select Tax-Free Income Portfolio (NXN)

Change in Fiscal and Tax Year End

Effective February 24, 2022, NXN’s fiscal and tax year end changed from March 31 to February 28/29 as approved by the Fund’s Board of Trustees. As a result, NXN has prepared an annual report for the period April 1, 2021 through February 28, 2022 (the “eleven months ended February 28, 2022”).

Portfolio Manager’s
Comments

Nuveen New York Quality Municipal Income Fund (NAN)

Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

Nuveen New York Municipal Value Fund (NNY)

Nuveen New York Select Tax-Free Income Portfolio (NXN)

These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Portfolio manager Scott R. Romans, PhD, reviews U.S. economic and municipal market conditions, key investment strategies and the twelve-month performance of these Nuveen New York Municipal Funds.

For more information on the Funds’ investment objectives and policies, please refer to the Shareholder Update section at the end of the report.

What factors affected the U.S. economy and municipal markets during the twelve-month reporting period ended February 28, 2022?

The U.S. economic recovery remained on course over the twelve-month reporting period, despite setbacks from the COVID-19 virus, higher-than-expected inflation readings and increasing geopolitical tensions in Eastern Europe. Since the pandemic reached the U.S. in early 2020, the federal government has enacted $5.3 trillion in crisis-related aid and the U.S. Federal Reserve (Fed) kept borrowing rates low for businesses and individuals and kept the credit system stable while the jobs market and economy recovered from the pandemic shock. These measures, along with increasing vaccinations and improved treatments, helped the economy to reopen and activity to rebound during 2021, despite additional COVID-19 surges caused by new, more contagious variants. U.S. gross domestic product (GDP) rose at an annualized 6.9% in the fourth quarter of 2021, accelerating from 2.3% in the third quarter when the delta variant weighed on economic activity, according to the Bureau of Economic Analysis third estimate. Also according to the third estimate, GDP grew 5.7% in 2021 overall, rebounding from the contraction of -3.4% in 2020.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

The return of consumer demand put upward pressure on inflation. However, as supply chains remained under stress and labor shortages continued, in part because of COVID-19 resurgences around the world, inflation appeared to be more durable than initially expected. The Fed responded by reducing its pandemic-era support programs and signaled that rate increases were likely in 2022 (which did materialize in March 2022, after the close of this reporting period, with a 0.25% increase in the Fed’s target interest rate). Interest rate and stock price volatility increased as markets considered whether the Fed could cool inflation without pulling the economy into recession. While some pandemic-related risks appeared to be receding, Russia’s invasion of Ukraine in late February 2022 brought forth another large-scale human tragedy with significant economic consequences. Inflation pressures rose further on anticipated supply disruptions in energy, metals and grains, downside risks to global economic growth increased, and economic sanctions from Western countries sought to block Russia’s access to the global financial system. A more uncertain inflation and economic outlook also made the path toward monetary policy normalization more uncertain for the Fed and other central banks, contributing to elevated market volatility toward the end of the reporting period.

The broad municipal market declined slightly over the twelve-month reporting period. Municipal yields rose but not uniformly across the maturity spectrum, resulting in a flatter yield curve overall but with intermediate maturities outperforming the short and long ends of the curve. Demand for municipal debt remained remarkably strong throughout 2021, but outflows followed in early 2022 as dealers reduced their inventories in the higher volatility environment. Nevertheless, credit spreads were generally stable as municipal fundamentals were strong and the municipal market remained relatively insulated from geopolitical concerns abroad.

How were the economic and market environments in New York during the twelve-month reporting period ended February 28, 2022?

New York State’s $1.9 trillion economy represents 8.1% of U.S. gross domestic product. New York was hit harder than most states by the pandemic and its recovery lags the nation. The state’s unemployment rate stood at 4.9% in February 2022, well above the national average of 3.8%. According to the S&P CoreLogic Case-Shiller Index, housing prices in the New York metropolitan area rose 13.5% over the twelve months ended January 2022 (the most recent data available at the time this report was prepared). Despite the pandemic-related challenges, New York state’s finances have held up reasonably well, primarily driven by federal assistance under various federal pandemic relief bills and tax revenues exceeding initial estimates during Fiscal Year 2021 (April 1, 2020, to March 31, 2021). The state’s general fund posted an $8.6 billion surplus in Fiscal Year 2021, equal to 12.6% of general fund revenues. Fiscal Year 2022 (April 1, 2021, to March 31, 2022) is also projected to end with a surplus, with the state government alone expected to receive $12.75 billion in federal assistance under the American Rescue Plan Act. Total state-wide assistance to both state and local governments is estimated at $50 billion. New York State’s proposed Fiscal Year 2023 (April 1, 2022, to March 31, 2023) budget is 1.9% higher than the adopted Fiscal Year 2022 budget and includes no major tax hikes. On June 24, 2021, Moody’s affirmed its “Aa2” stable rating on New York State and changed its outlook to positive, after it had downgraded the state from Aa1 to Aa2 on October 1, 2020. Moody’s cited New York’s improved financial picture amid better-than-expected tax revenue performance and the recent receipt of material federal aid. S&P confirmed its “AA+” rating for New York State on March 12, 2021, with a negative outlook, citing the impact of the COVID-19 pandemic on the state’s economy. New York municipal bond supply totaled $45.3 billion for the twelve-month period ended February 28, 2022, a 20.2% decrease from the same period a year earlier.

What key strategies were used to manage the Funds during the twelve-month reporting period ended February 28, 2022, and for NXN the eleven-month abbreviated reporting period ended February 28, 2022?

Each Fund seeks to provide current income exempt from both regular federal and New York state income taxes, and in the case of NRK the alternative minimum tax (AMT) applicable to individuals, by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within the state of New York or certain U.S. territories. To the extent that each Fund invests

Portfolio Manager’s Comments (continued)

in bonds of municipal issuers located in other states, each Fund may have income that is not exempt from state personal income tax. NNY’s use of tender option bonds to more efficiently implement its investment strategy may create up to 10% effective leverage.

In the rising interest rate environment, the municipal investment team sought opportunities to buy lower rated, higher yielding credits in the Funds at wider credit spreads and with incrementally higher yields, looking to both the secondary market and new issues. New purchases were funded by selling higher grade, lower yielding paper bought as temporary placeholders when prevailing interest rates were lower, as well as using the proceeds from called and maturing bonds. Additionally, as interest rates continued to rise in the early months of 2022, the Funds sold some lower book yield positions at a loss to reinvest in more attractive, higher book yield bonds. This approach was implemented to enhance the Funds’ income earning capability and seek to make the Funds more tax efficient.

From a sector standpoint, positioning remained relatively stable, with marginal increases in dedicated tax (partly because of the Funds’ purchase of a new issue for Triborough Bridge Authority Payroll Mobility Tax), toll roads and health care credits.

How did the Funds perform during the twelve-month reporting period ended February 28, 2022, and for NXN the eleven-month abbreviated reporting period ended February 28, 2022?

For the twelve months ended February 28, 2022, the Nuveen New York Municipal Value Fund (NNY) outperformed the S&P Municipal Bond New York Index, while the Nuveen New York AMT-Free Quality Municipal Income Fund (NRK) underperformed the S&P Municipal Bond New York Index. For the twelve months ended February 28, 2022, the Nuveen New York Quality Municipal Income Fund (NAN) modestly underperformed the S&P Municipal Bond New York Index. For the eleven months ended February 28, 2022, the Nuveen New York Select Tax-Free Income Portfolio (NXN) modestly outperformed the S&P Municipal Bond New York Index. For the purposes of this Performance Commentary, references to relative performance are in comparison to the S&P Municipal Bond New York Index.

The main factors that contributed positively to the Funds’ relative performance were overweight allocations to and security selection within lower rated and non-rated bonds and sectors, which outperformed during the reporting period.

For NAN, which modestly underperformed and NRK, which underperformed the index, the main detractor was the leverage, including associated financing costs, used as part of the Funds’ duration management strategy. (NNY and NXN do not use leverage.) However, NAN and NRK generally invested leverage proceeds in longer duration bonds at incrementally higher yields which were accretive to each Fund’s income. Leverage is discussed in more detail later in the Fund Leverage section of this report.

For NNY, there were no material detractors from relative performance during the reporting period. NXN’s relative outperformance was partially offset by its duration positioning, which detracted largely driven by an overweight to bonds in the longest duration category (12 years and longer). Although the longest duration bonds underperformed during the reporting period as the yield curve flattened, the Fund continued to buy and hold these longer bonds for their incrementally higher yields and long-term performance potential.

Fund Leverage

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of preferred shares and/or investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. This has been particularly true in the recent market environment where short-term rates have been low by historical standards.

However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the municipal bonds acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the bonds acquired through leverage decline in value. All this will make the shares’ total return performance more variable, over time.

In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term tax-exempt interest rates. While fund leverage expenses are somewhat higher than their recent lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.

The use of leverage through inverse floating rate securities had a negligible impact on the performance of NNY and NXN. The use of leverage had a negative impact on the performance of NAN and NRK over the reporting period.

As of February 28, 2022, the Funds’ percentages of leverage are as shown in the accompanying table.

	NAN	NRK	NNY	NXN
Effective Leverage*	37.86%	38.51%	0.00%	0.00%
Regulatory Leverage*	34.27%	37.55%	0.00%	0.00%

*	Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage. Regulatory leverage consists of preferred shares issued or borrowings of a Fund. Both of these are part of a Fund’s capital structure. A Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of a Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Fund Leverage (continued)

THE FUNDS’ REGULATORY LEVERAGE

As of February 28, 2022, the following Funds have issued and outstanding preferred shares as shown in the accompanying table. As mentioned previously, NNY and NXN did not use regulatory leverage.

		Variable Rate
	Variable Rate	Remarketed
	Preferred*	Preferred**
	Shares Issued at	Shares Issued at
	Liquidation Preference	Liquidation Preference	Total
NAN	$147,000,000	$ 89,000,000	$236,000,000
NRK	$ —	$743,800,000	$743,800,000

*	Preferred shares of the Fund featuring a floating rate dividend based on a predetermined formula or spread to an index rate. Includes the following preferred shares AMTP, iMTP, MFP-VRM and VRDP in Special Rate Mode, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.
**	Preferred shares of the Fund featuring floating rate dividends set by a remarketing agent via a regular remarketing. Includes the following preferred shares VRDP not in Special Rate Mode, MFP-VRRM and MFP-VRDM, where applicable. See Notes to Financial Statements, Note 5 - Fund Shares for further details.

Refer to Notes to Financial Statements, Note 5 – Fund Shares for further details on preferred shares and each Fund’s respective transactions.

Common Share Information

COMMON SHARE DISTRIBUTION INFORMATION

The following information regarding the Funds’ distributions is current as of February 28, 2022. Each Fund’s distribution levels may vary over time based on each Fund’s investment activity and portfolio investments value changes.

During the current reporting period, each Fund’s distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Monthly Distributions (Ex-Dividend Date)	NAN	NRK	NNY	NXN
March 2021	$0.0520	$0.0480	$0.0255	N/A(1)
April	0.0520	0.0480	0.0255	$0.0345
May	0.0520	0.0480	0.0255	0.0345
June	0.0520	0.0480	0.0255	0.0345
July	0.0520	0.0480	0.0230	0.0345
August	0.0520	0.0480	0.0230	0.0345
September	0.0520	0.0480	0.0230	0.0345
October	0.0485	0.0480	0.0230	0.0345
November	0.0485	0.0480	0.0230	0.0345
December	0.0485	0.0480	0.0230	0.0345
January	0.0485	0.0480	0.0230	0.0345
February 2022	0.0485	0.0480	0.0230	0.0345
Total Distributions from Net Investment Income	$0.6065	$0.5760	$0.2860	$0.3795

(1)	Effective February 24, 2022, the fiscal year end for NXN changed from March 31 to February 28/29 and therefore, the current reporting period for the Fund is April 1, 2021 through February 28, 2022. The March 2021 distribution for the Fund was $0.0370 as disclosed in the Fund’s March 31, 2021 annual report.
Yields
Market Yield*	4.41%	4.54%	2.98%	3.20%
Taxable-Equivalent Yield*	9.10%	9.40%	6.14%	6.63%

*	Market Yield is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price as of the end of the reporting period. Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 51.7%. Your actual combined federal and state income tax rate may differ from the assumed rate. The Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Each Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to common shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6 – Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.

Common Share Information (continued)

All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN CLOSED-END FUND DISTRIBUTION AMOUNTS

The Nuveen Closed-End Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end fund resource page, which is at https://www.nuveen.com/resource-center-closed-end-funds, along with other Nuveen closed-end fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).

COMMON SHARE REPURCHASES

During February 2022, the Funds’ Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding common shares.

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of February 28, 2022 (and since the inception of the Funds’ repurchase programs), each Fund has cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	NAN	NRK	NNY	NXN
Common shares cumulatively repurchased and retired	277,714	390,000	0	0
Common shares authorized for repurchase	3,085,000	8,720,000	1,885,000	390,000

OTHER COMMON SHARE INFORMATION

As of February 28, 2022, the Funds’ common share prices were trading at a premium/(discount) to their common share NAVs and trading at an average premium/(discount) to NAV during the current reporting period, as follows:

	NAN	NRK	NNY	NXN
Common share NAV	$14.67	$14.18	$9.84	$13.89
Common share price	$13.21	$12.69	$9.27	$12.92
Premium/(Discount) to NAV	(9.95)%	(10.51)%	(5.79)%	(6.98)%
Average premium/(discount) to NAV	(6.38)%	(8.19)%	(3.22)%	(3.66)%(1)
(1) 11 months average premium/(discount) to NAV.

NAN	Nuveen New York Quality Municipal
Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NAN at Common Share NAV	(0.55)%	3.89%	4.02%
NAN at Common Share Price	(1.06)%	3.74%	3.79%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond New York Index	(0.30)%	2.94%	3.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

NAN	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	155.9%
Other Assets Less Liabilities	2.0%
Net Assets Plus Floating Rate Obligations,
Borrowings, AMTP Shares, net of deferred
offering costs & VRDP Shares, net of
deferred offering costs	157.9%
Floating Rate Obligations	(5.7)%
Borrowings	(0.2)%
AMTP Shares, net of deferred offering costs (32.5)%
VRDP Shares, net of deferred offering costs	(19.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
New York	96.5%
Puerto Rico	2.5%
Guam	1.0%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	24.5%
Tax Obligation/Limited	21.7%
Utilities	13.5%
Education and Civic Organizations	12.8%
Tax Obligation/General	9.0%
U.S. Guaranteed	5.0%
Other	13.5%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	5.0%
AAA	11.4%
AA	40.9%
A	14.8%
BBB	8.1%
BB or Lower	8.1%
N/R	11.7%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NRK at Common Share NAV	(0.70)%	3.93%	3.72%
NRK at Common Share Price	(1.55)%	4.06%	3.31%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond New York Index	(0.30)%	2.94%	3.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes averages are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

NRK	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	161.0%
Other Assets Less Liabilities	1.4%
Net Assets Plus Floating Rate Obligations,
MFP Shares, net of deferred offering costs &
VRDP Shares, net of deferred offering costs	162.4%
Floating Rate Obligations	(2.5)%
MFP Shares, net of deferred offering costs	(6.4)%
VRDP Shares, net of deferred offering costs	(53.5)%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
New York	95.5%
Puerto Rico	3.8%
Guam	0.7%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	24.7%
Utilities	20.9%
Transportation	16.0%
Education and Civic Organizations	14.8%
U.S. Guaranteed	6.3%
Tax Obligation/General	5.9%
Other	11.4%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	6.3%
AAA	14.8%
AA	45.5%
A	14.4%
BBB	3.7%
BB or Lower	5.3%
N/R	10.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund’s sub-adviser, such purchases are expected to enhance the Fund’s after-tax total return potential.

NNY	Nuveen New York Municipal Value Fund
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Average Annual
	1-Year	5-Year	10-Year
NNY at Common Share NAV	0.10%	3.34%	3.35%
NNY at Common Share Price	(0.91)%	2.60%	2.83%
S&P Municipal Bond Index	(0.37)%	3.18%	3.22%
S&P Municipal Bond New York Index	(0.30)%	2.94%	3.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

NNY	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	97.4%
Other Assets Less Liabilities	2.6%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
New York	95.0%
Puerto Rico	3.2%
Guam	1.6%
District of Columbia	0.2%
Total	100%

Portfolio Composition[1]
(% of total investments)
Tax Obligation/Limited	21.9%
Utilities	20.5%
Transportation	19.6%
Education and Civic Organizations	18.7%
Tax Obligation/General	4.3%
Health Care	4.0%
Other	11.0%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	3.4%
AAA	15.1%
AA	40.9%
A	15.1%
BBB	8.4%
BB or Lower	8.8%
N/R	8.3%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

NXN	Nuveen New York Select Tax-Free Income Portfolio
Performance Overview and Holding Summaries as of February 28, 2022

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of February 28, 2022*

	Cumulative	Average Annual
	11-Month	1-Year	5-Year	10-Year
NXN at Common Share NAV	(0.62)%	(0.02)%	3.22%	3.27%
NXN at Common Share Price	(8.43)%	(5.04)%	2.72%	2.76%
S&P Municipal Bond Index	(0.91)%	(0.37)%	3.18%	3.22%
S&P Municipal Bond New York Index	(0.87)%	(0.30)%	2.94%	3.07%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Daily Common Share NAV and Share Price

Growth of an Assumed $10,000 Investment as of February 28, 2022 - Common Share Price

* For purposes of Fund performance, relative results are measured against the S&P Municipal Bond New York Index.

NXN	Performance Overview and Holding Summaries as of
February 28, 2022 (continued)

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation
(% of net assets)
Long-Term Municipal Bonds	95.8%
Other Assets Less Liabilities	4.2%
Net Assets	100%

States and Territories
(% of total municipal bonds)[2]
New York	95.3%
Guam	2.2%
Virgin Islands	1.6%
Puerto Rico	0.9%
Total	100%

Portfolio Composition[1]
(% of total investments)
Transportation	22.2%
Tax Obligation/Limited	20.7%
Utilities	19.3%
Education and Civic Organizations	11.8%
Tax Obligation/General	8.6%
Consumer Staples	5.1%
Other	12.3%
Total	100%

Portfolio Credit Quality
(% of total investment exposure)
U.S. Guaranteed	2.1%
AAA	13.7%
AA	48.1%
A	8.9%
BBB	10.5%
BB or Lower	10.7%
N/R	6.0%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the Portfolio Composition above.
2	The Fund may invest up to 20% of its net assets in municipal bonds that are exempt from regular federal income tax, but not from New York personal income tax if, in the judgment of the Fund's sub-adviser, such purchases are expected to enhance the Fund's after-tax total return potential.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Nuveen New York Quality Municipal Income Fund,
Nuveen New York AMT-Free Quality Municipal Income Fund,
Nuveen New York Municipal Value Fund, and
Nuveen New York Select Tax-Free Income Portfolio:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nuveen New York Quality Municipal Income Fund, Nuveen New York AMT-Free Quality Municipal Income Fund, Nuveen New York Municipal Value Fund, and Nuveen New York Select Tax-Free Income Portfolio (the Funds), including the portfolios of investments, as of February 28, 2022, the related statements of operations for the year then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and the year-ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio), the statements of cash flows for the year then ended for Nuveen New York Quality Municipal Income Fund and Nuveen New York AMT-Free Quality Municipal Income Fund, the statements of changes in net assets for each of the years in the two year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the two-year period ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the five-year period ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio).

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of February 28, 2022, the results of their operations for the year then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and the year-ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio), their cash flows for the year then ended for Nuveen New York Quality Municipal Income Fund and Nuveen New York AMT-Free Quality Municipal Income Fund, the changes in their net assets for each of the years in the two year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the two-year period ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio), and the financial highlights for each of the years in the five year period then ended (the eleven-month period from April 1, 2021 to February 28, 2022 and each of the years in the five-year period ended March 31, 2021 for Nuveen New York Select Tax-Free Income Portfolio), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of February 28, 2022, by

Report of Independent Registered Public Accounting Firm (continued)

correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois
April 27, 2022

NAN	Nuveen New York Quality Municipal
Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 155.9% (100.0% of Total Investments)
	MUNICIPAL BONDS – 155.9% (100.0% of Total Investments)
	Consumer Staples – 5.6% (3.6% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 12,500	5.000%, 6/01/38	3/22 at 100.00	B–	$ 12,835,375
3,210	5.000%, 6/01/45	3/22 at 100.00	B–	3,296,124
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
255	5.625%, 6/01/35	No Opt. Call	BBB	271,478
1,145	5.750%, 6/01/43	No Opt. Call	BB+	1,389,103
7,155	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	7,515,397
24,265	Total Consumer Staples			25,307,477
	Education and Civic Organizations – 20.0% (12.8% of Total Investments)
3,130	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	3/22 at 100.00	CCC	3,132,817
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, City University of
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A:
1,025	5.000%, 6/01/32	6/24 at 100.00	Aa2	1,107,113
2,070	5.000%, 6/01/43	6/24 at 100.00	Aa2	2,218,171
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,405	5.250%, 11/01/34	11/24 at 100.00	BB	1,508,436
1,300	5.000%, 11/01/39	11/24 at 100.00	BB	1,382,160
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
950	5.000%, 4/15/33	4/23 at 100.00	BB+	974,215
1,380	5.000%, 4/15/43	4/23 at 100.00	BB+	1,409,187
1,000	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	986,060
	School, Series 2020A-1, 5.250%, 6/01/40, 144A
290	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter	6/29 at 100.00	N/R	318,394
	School Project, Social Impact Project Series 2021A, 5.000%, 6/01/41, 144A
1,760	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	1,829,274
	University, Series 2013A, 5.000%, 7/01/44
2,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	2,235,480
	of Technology, Series 2007, 5.250%, 7/01/29 – FGIC Insured
1,120	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	1,253,280
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/31
1,565	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series	7/29 at 100.00	A	1,716,774
	2020, 4.000%, 7/01/46
5,090	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	5,599,865
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
1,820	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A3	2,000,963
	Series 2015A, 5.000%, 7/01/45
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
1,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	1,108,980
2,300	5.000%, 7/01/35	7/25 at 100.00	Aa2	2,547,503
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2016A:
5,100	5.000%, 7/01/33	7/26 at 100.00	Aa2	5,822,925
3,765	5.000%, 7/01/36	7/26 at 100.00	Aa2	4,283,440
1,055	5.000%, 7/01/39	7/26 at 100.00	Aa2	1,195,558
5,500	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	6,656,320
	2019A, 5.000%, 7/01/49

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 905	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	$ 1,076,181
	Technology, Series 2019A, 5.000%, 7/01/49
3,925	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	4,810,166
	Series 2019A, 5.000%, 7/01/35
2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	3,199,087
	Series 2020A, 5.000%, 7/01/53
3,140	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	3,406,555
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
2,705	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	2,717,254
	Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,005	5.000%, 9/01/38	9/23 at 100.00	A–	1,054,074
265	5.000%, 9/01/43	9/23 at 100.00	A–	278,067
5,000	Madison County Capital Resource Corporation, New York, Revenue Bonds, Colgate University	7/25 at 100.00	AA	5,536,350
	Project, Refunding Series 2015A, 5.000%, 7/01/40
890	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John	3/22 at 100.00	A–	892,946
	Fisher College, Series 2011, 6.000%, 6/01/30
3,030	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	3,286,308
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
4,545	3.000%, 1/01/37 – AGM Insured	1/31 at 100.00	AA	4,540,818
2,000	3.000%, 1/01/40 – AGM Insured	1/31 at 100.00	AA	1,985,740
2,055	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	2,244,594
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45
2,520	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	2,517,127
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
1,900	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	1,885,712
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
1,515	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/25 at 100.00	Baa2	1,658,031
	Project, Series 2015, 5.000%, 7/01/40
82,650	Total Education and Civic Organizations			90,375,925
	Financials – 3.4% (2.2% of Total Investments)
4,725	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	6,165,038
	Series 2005, 5.250%, 10/01/35
6,885	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	9,410,763
	Series 2007, 5.500%, 10/01/37
11,610	Total Financials			15,575,801
	Health Care – 6.9% (4.4% of Total Investments)
9,680	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	10,398,063
	Series 2020A, 4.000%, 9/01/50
3,700	Dormitory Authority of the State of New York, Revenue Bonds, North Shore Long Island	5/25 at 100.00	A–	4,046,542
	Jewish Obligated Group, Series 2015A, 5.000%, 5/01/43
9,150	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	10,087,967
	Obligated Group, Series 2020A, 4.000%, 7/01/50
4,120	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	4,657,536
	Systems, Inc. Project, Series 2016B, 5.000%, 7/01/32
710	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/22 at 100.00	BB–	712,009
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$ 1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	$ 1,118,070
	Regional Health Project, Series 2020A, 4.000%, 12/01/39
28,360	Total Health Care			31,020,187
	Housing/Single Family – 0.1% (0.1% of Total Investments)
620	Guam Housing Corporation, Mortgage-Backed Securities Program Single Family Mortgage	No Opt. Call	N/R	634,328
	Revenue Bonds, Series 1998A, 5.750%, 9/01/31 (AMT)
	Industrials – 4.1% (2.6% of Total Investments)
17,145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	18,266,969
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
85	3.250%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	83,677
40	3.500%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	39,106
17,270	Total Industrials			18,389,752
	Long-Term Care – 0.5% (0.3% of Total Investments)
1,275	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/22 at 100.00	A2	1,285,340
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
340	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	348,473
	Community Project, Series 2019, 5.000%, 1/01/40
430	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/22 at 100.00	N/R	417,354
	Special Needs Facilities Pooled Program, Series 2008A-1, 5.800%, 7/01/23
100	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/22 at 100.00	N/R	98,662
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
2,145	Total Long-Term Care			2,149,829
	Materials – 0.5% (0.3% of Total Investments)
1,935	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	2,091,135
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 14.0% (9.0% of Total Investments)
8,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	9,596,000
	2019B, 5.000%, 4/01/49 – AGM Insured
1,720	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A,	4/31 at 100.00	N/R	1,957,498
	4.000%, 4/01/44 – AGM Insured
500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding	1/26 at 100.00	A+	557,215
	2016A, 5.000%, 1/01/38
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C:
1,395	5.000%, 4/01/35	4/26 at 100.00	A+	1,571,928
2,000	5.000%, 4/01/43	4/26 at 100.00	A+	2,227,760
5,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	5,272,400
8,775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	9,985,950
4,000	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.000%, 10/01/37	10/27 at 100.00	AA	4,668,800
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/38 (UB) (5)	3/28 at 100.00	AA	8,205,610
1,000	5.000%, 3/01/39	3/28 at 100.00	AA	1,171,880
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1:
6,480	5.000%, 4/01/40	4/28 at 100.00	AA	7,595,013
1,420	5.000%, 4/01/43	4/28 at 100.00	AA	1,658,162
7,500	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/42	8/30 at 100.00	AA	9,111,375
54,790	Total Tax Obligation/General			63,579,591

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited – 33.8% (21.7% of Total Investments)
$ 2,080	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	$ 2,219,526
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A. Bidding Group 1,2,3,4:
4,800	5.000%, 3/15/38	3/29 at 100.00	AA+	5,813,040
5,500	5.000%, 3/15/46	3/29 at 100.00	AA+	6,585,425
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,120,150
	2015B. Group A,B&C, 5.000%, 3/15/35
6,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/28 at 100.00	AA+	7,123,680
	2018E Group 4, 5.000%, 3/15/44
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
3,225	5.000%, 11/15/28	11/25 at 100.00	BB	3,585,813
2,355	5.000%, 11/15/34	11/25 at 100.00	BB	2,600,179
1,000	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	Aa2	1,134,670
	Series A, 4.000%, 2/15/44
3,750	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	4,300,013
	Fiscal 2017 Series A, 5.000%, 2/15/42
	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Refunding
	Series 2012A:
1,815	5.000%, 11/15/27	11/22 at 100.00	AA	1,868,379
2,250	5.000%, 11/15/29	11/22 at 100.00	AA	2,315,858
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A,	5/32 at 100.00	N/R	11,228,100
	4.000%, 11/15/51
9,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	10,940,580
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
3,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	4,174,870
	Fiscal 2018, Series 2017S-3, 5.000%, 7/15/38
2,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,365,800
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/45
890	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,062,571
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
1,870	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/22 at 100.00	AA	1,899,022
	Fiscal Series 2013S-1, 5.000%, 7/15/31
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
3,775	5.000%, 2/01/37	3/22 at 100.00	AAA	3,788,439
3,950	5.000%, 2/01/42	3/22 at 100.00	AAA	3,963,746
3,090	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	3,202,260
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
7,860	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	8,194,364
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
4,170	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	4,454,144
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
5,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	5,679,700
	Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/36
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/31 at 100.00	AAA	1,143,970
	Subordinate Fiscal 2021 Subseries F-1, 4.000%, 11/01/36
3,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	2,953,200
	2021A-1, 3.000%, 3/15/51
	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2020A:
9,000	4.000%, 3/15/38	9/30 at 100.00	AA+	10,176,930
5,000	4.000%, 3/15/45	9/30 at 100.00	AA+	5,563,600

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 2,500	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/31 at 100.00	AA+	$ 2,499,150
	2021A, 3.000%, 3/15/50
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
8,215	0.000%, 7/01/46	7/28 at 41.38	N/R	2,668,725
10,955	5.000%, 7/01/58	7/28 at 100.00	N/R	12,285,485
32	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	34,997
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
	Syracuse Industrial Development Authority, New York, PILOT Revenue Bonds, Carousel
	Center Project, Refunding Series 2016A:
2,000	5.000%, 1/01/29 (AMT)	1/26 at 100.00	Caa1	1,856,620
1,000	5.000%, 1/01/35 (AMT)	1/26 at 100.00	Caa1	860,740
3,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	AA+	3,379,680
	Lien Series 2021C-1A, 4.000%, 5/15/46
3,800	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	4,280,624
	Lien Series 2022 A, 4.000%, 5/15/51
4,785	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	5,823,584
	Lien Subseries 2021A-1, 5.000%, 5/15/51
143,167	Total Tax Obligation/Limited			153,147,634
	Transportation – 38.2% (24.5% of Total Investments)
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/26 at 100.00	A3	5,967,771
	Climate Bond Certified Series 2016A-1, 5.000%, 11/15/46
1,110	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,280,740
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A3	5,600,350
	Green Series 2016B, 5.000%, 11/15/37
1,540	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	1,579,932
	2012E, 5.000%, 11/15/42
5,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/25 at 100.00	A3	5,602,450
	2015C-1, 5.250%, 11/15/29
11,920	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A3	13,442,542
	2016C-1, 5.250%, 11/15/56
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
200	0.000%, 10/01/37 (6)	3/22 at 100.00	N/R	160,000
5,500	0.000%, 10/01/46 (6)	3/22 at 100.00	N/R	4,400,000
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021:
1,465	3.000%, 2/15/42	2/30 at 100.00	N/R	1,451,976
5,495	4.000%, 2/15/43	2/30 at 100.00	N/R	6,077,030
5,000	New York State Thruway Authority, General Revenue Bonds, Series 2020N, 4.000%, 1/01/42	1/30 at 100.00	A1	5,526,550
3,825	New York State Thruway Authority, General Revenue Bonds, Series 2021O, 3.000%, 1/01/50	7/31 at 100.00	N/R	3,773,783
1,350	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/26 at 100.00	A2	1,500,782
	Series 2016A, 5.000%, 1/01/51
3,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	3,244,530
	Series 2019B, 4.000%, 1/01/53
	New York Transportation Development Corporation, New York, Facility Revenue Bonds,
	Thruway Service Areas Project, Series 2021:
2,420	4.000%, 10/31/46 (AMT)	10/31 at 100.00	BBB–	2,627,757
2,000	4.000%, 4/30/53 (AMT)	10/31 at 100.00	BBB–	2,154,160
	New York Transportation Development Corporation, New York, Special Facilities Bonds,
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A:
1,200	4.000%, 7/01/41 (AMT)	7/24 at 100.00	BBB	1,246,776
5,795	5.000%, 7/01/46 (AMT)	7/24 at 100.00	BBB	6,184,482
6,315	5.250%, 1/01/50 (AMT)	7/24 at 100.00	BBB	6,725,980

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
$ 3,500	5.000%, 8/01/26 (AMT)	3/22 at 100.00	B	$ 3,534,930
9,730	5.000%, 8/01/31 (AMT)	3/22 at 100.00	B	9,827,106
400	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	471,468
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
140	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	149,230
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 4.000%,
	12/01/40 (AMT)
1,255	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	1,472,354
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
8,515	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	9,662,992
2,000	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	2,269,600
2,745	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa3	3,089,827
8,780	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	9,588,199
	Eighty-Ninth Series 2015, 5.000%, 5/01/45
1,800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	2,139,750
	Eighteen Series 2019, 5.000%, 11/01/39 (AMT)
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Eleventh Series 2018:
2,330	4.000%, 9/01/43	9/28 at 100.00	Aa3	2,552,795
6,000	5.000%, 9/01/48 (UB) (5)	9/28 at 100.00	Aa3	7,098,840
4,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	4,680,280
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Series 2017:
4,000	5.000%, 10/15/47	4/27 at 100.00	Aa3	4,623,960
5,000	5.250%, 10/15/57	4/27 at 100.00	Aa3	5,856,850
5,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	5,397,600
	Twenty-One Series 2020, 4.000%, 7/15/55 (AMT)
3,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	4,045,615
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
5,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds,	5/26 at 100.00	AA–	5,597,000
	Refunding Series 2016A, 5.000%, 11/15/46
10,200	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	12,432,678
	Tunnels, Series 2021A, 5.000%, 11/15/51
157,455	Total Transportation			173,038,665
	U.S. Guaranteed – 7.8% (5.0% of Total Investments) (7)
3,915	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	4,123,474
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
3,500	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,551,065
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
1,245	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	1,393,155
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/33 (Pre-refunded 7/01/25)
135	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	N/R	150,831
	Series 2015A, 5.000%, 7/01/45 (Pre-refunded 7/01/25)
5,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/23 at 100.00	AA+	5,197,150
	General Purpose Series 2013A, 5.000%, 2/15/43 (Pre-refunded 2/15/23)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (7) (continued)
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
$ 415	5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	$ 423,897
320	5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	326,861
5,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	5,252,286
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
2,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	2,132,680
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
1,500	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,584,330
	Conservation Society, Series 2013A, 5.000%, 8/01/33 (Pre-refunded 8/01/23)
1,000	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	1,018,100
	(Pre-refunded 8/01/22)
980	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I, 5.000%, 8/01/32	8/22 at 100.00	AA	997,738
	(Pre-refunded 8/01/22)
3,775	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	3,788,628
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
	New York City, New York, General Obligation Bonds, Tender Option Bond Trust 2016-XG0082,
	Formerly Tender Option Bond Trust 3324:
3,125	17.286%, 3/01/31 (Pre-refunded 3/01/23), 144A (IF) (5)	3/23 at 100.00	AA	3,637,094
1,525	17.286%, 3/01/31 (Pre-refunded 3/01/23), 144A (IF) (5)	3/23 at 100.00	AA	1,774,902
33,535	Total U.S. Guaranteed			35,352,191
	Utilities – 21.0% (13.5% of Total Investments)
370	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	377,141
1,460	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	1,582,830
	2014A, 5.000%, 9/01/44
1,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	1,836,514
	2017, 5.000%, 9/01/47
515	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	525,336
	5.000%, 9/01/37
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	5,404,500
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	11,660,500
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
9,285	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	10,938,009
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40 (UB)
2,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	2,789,525
	General Resolution Revenue Bonds, Fiscal 2021 Series AA-1, 4.000%, 6/15/50
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/25 at 100.00	AAA	1,106,650
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects, Second Resolution, 5.000%, 6/15/40
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water
	Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-
	Second Resolution Bonds,:
3,990	5.000%, 6/15/42	6/27 at 100.00	AAA	4,611,283
7,500	5.000%, 6/15/43	6/28 at 100.00	AAA	8,983,500
400	5.000%, 6/15/47	6/27 at 100.00	AAA	460,112
3,680	5.000%, 6/15/48	6/28 at 100.00	AAA	4,386,008
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/32 at 100.00	Aaa	1,143,640
	Bonds, 2010 Master Financing Program, Green Series 2021B, 4.000%, 8/15/46
3,500	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	AA	3,870,195
1,920	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	1,953,600
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
345	5.500%, 7/01/28	7/22 at 100.00	CCC	350,251
1,270	5.750%, 7/01/37	7/22 at 100.00	CCC	1,290,383
1,040	6.000%, 7/01/47	7/22 at 100.00	CCC	1,057,503

NAN	Nuveen New York Quality Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 940	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/22 at 100.00	N/R	$ 948,516
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
3,785	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series	12/25 at 100.00	AAA	4,256,497
	2015, 5.000%, 12/15/37
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
3,800	5.000%, 12/15/33	12/23 at 100.00	AAA	4,049,926
1,060	5.000%, 12/15/34	12/23 at 100.00	AAA	1,129,133
8,030	5.000%, 12/15/41	12/23 at 100.00	AAA	8,521,356
1,515	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	1,720,358
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017:
4,500	5.000%, 12/15/38	12/27 at 100.00	AAA	5,293,035
4,000	5.000%, 12/15/39	12/27 at 100.00	AAA	4,702,520
83,995	Total Utilities			94,948,821
$ 641,797	Total Long-Term Investments (cost $674,129,042)			705,611,336
	Floating Rate Obligations – (5.7)%			(25,825,000)
	Borrowings – (0.2)% (8)			(1,000,000)
	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering costs – (32.5)% (9)			(146,923,988)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (19.5)% (10)			(88,182,039)
	Other Assets Less Liabilities – 2.0%			9,006,760
	Net Assets Applicable to Common Shares – 100%			$ 452,687,069

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(6)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(7)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(8)	Borrowings as a percentage of Total Investments is 0.1%.
(9)	Adjustable Rate MuniFund Term Preferred Shares, net of deferred offering cost as a percentage of Total Investments is 20.8%.
(10)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 12.5%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 161.0% (100.0% of Total Investments)
	MUNICIPAL BONDS – 161.0% (100.0% of Total Investments)
	Consumer Staples – 7.0% (4.3% of Total Investments)
	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement
	Asset-Backed Bonds, Series 2005A:
$ 27,580	5.000%, 6/01/38	3/22 at 100.00	B–	$ 28,319,971
9,555	5.000%, 6/01/45	3/22 at 100.00	B–	9,811,361
10,000	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/22 at 17.07	N/R	1,464,800
	Asset-Backed Bonds, Series 2005C, 0.000%, 6/01/50, 144A
4,680	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,	6/26 at 100.00	N/R	5,050,422
	Turbo Term Series 2016A. Including 2016A-1, 2016A-2A and 2016A-2B, 5.000%, 6/01/51
39,715	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 5.000%, 6/01/48	6/27 at 100.00	N/R	41,715,445
91,530	Total Consumer Staples			86,361,999
	Education and Civic Organizations – 23.9% (14.8% of Total Investments)
3,150	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue	1/27 at 100.00	Ba1	3,496,626
	Bonds, Barclays Center Project, Refunding Series 2016A, 5.000%, 7/15/42
	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue
	Bonds, Barclays Center Project, Series 2009:
9,995	0.000%, 7/15/45	No Opt. Call	Ba1	4,452,673
29,145	0.000%, 7/15/47	No Opt. Call	Ba1	11,817,423
	Build New York City Resource Corporation, New York, Revenue Bonds, Bronx Charter School
	for Excellence, Series 2013A:
250	5.000%, 4/01/33	4/23 at 100.00	BBB–	257,073
2,535	5.500%, 4/01/43	4/23 at 100.00	BBB–	2,613,002
	Build New York City Resource Corporation, New York, Revenue Bonds, Metropolitan College
	of New York, Series 2014:
1,100	5.250%, 11/01/29	11/24 at 100.00	BB	1,188,385
5,705	5.250%, 11/01/34	11/24 at 100.00	BB	6,125,002
1,500	5.000%, 11/01/39	11/24 at 100.00	BB	1,594,800
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
2,690	5.000%, 4/15/33	4/23 at 100.00	BB+	2,758,568
4,090	5.000%, 4/15/43	4/23 at 100.00	BB+	4,176,504
7,510	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	7,363,179
	School, Series 2020A-1, 5.500%, 6/01/55, 144A
375	Build NYC Resource Corporation, New York, Revenue Bonds, Richmond Preparatory Charter	6/29 at 100.00	N/R	406,710
	School Project, Social Impact Project Series 2021A, 5.000%, 6/01/51, 144A
3,655	Dobbs Ferry Local Development Corporation, New York, Revenue Bonds, Mercy College	7/24 at 100.00	A	3,925,397
	Project, Series 2014, 5.000%, 7/01/44
4,990	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	5,186,406
	University, Series 2013A, 5.000%, 7/01/44
1,655	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/25 at 100.00	A–	1,822,734
	University, Series 2015A, 5.000%, 7/01/37
4,265	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	4,883,041
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
6,000	Dormitory Authority of the State of New York, Insured Revenue Bonds, Mount Sinai School	No Opt. Call	A–	6,296,220
	of Medicine, Series 1994A, 5.150%, 7/01/24 – NPFG Insured
	Dormitory Authority of the State of New York, Insured Revenue Bonds, Touro College and
	University System, Series 2014A:
1,685	5.250%, 1/01/34	7/24 at 100.00	BBB–	1,802,664
2,185	5.500%, 1/01/39	7/24 at 100.00	BBB–	2,340,113
2,820	5.500%, 1/01/44	7/24 at 100.00	BBB–	3,008,263

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 3,095	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	$ 3,463,305
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/31
2,930	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	3,390,948
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/34
	Dormitory Authority of the State of New York, Revenue Bonds, Fordham University, Series 2020:
7,185	4.000%, 7/01/46	7/29 at 100.00	A	7,881,801
1,815	4.000%, 7/01/50	7/29 at 100.00	A	1,984,594
12,970	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	14,269,205
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2001-1:
1,500	5.500%, 7/01/24 – AMBAC Insured	No Opt. Call	Aa2	1,645,020
5,000	5.500%, 7/01/40 – AMBAC Insured	No Opt. Call	Aa2	7,082,650
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2015A:
9,000	5.000%, 7/01/34	7/25 at 100.00	Aa2	9,980,820
8,955	5.000%, 7/01/45	7/25 at 100.00	Aa2	9,826,948
10,850	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	12,397,752
	2016A, 5.000%, 7/01/32
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2017A:
4,000	5.000%, 7/01/38	7/27 at 100.00	Aa2	4,638,120
5,620	5.000%, 7/01/39	7/27 at 100.00	Aa2	6,510,320
11,175	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2018A,	7/28 at 100.00	Aa2	13,245,057
	5.000%, 7/01/48
	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series 2019A:
5,000	5.000%, 7/01/42	7/29 at 100.00	Aa2	6,105,650
2,000	5.000%, 7/01/49	7/29 at 100.00	Aa2	2,420,480
13,165	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	15,803,661
	Green Series 2019B, 5.000%, 7/01/50
3,500	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	4,265,450
	Series 2020A, 5.000%, 7/01/53
8,925	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	9,682,643
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
1,000	Dutchess County Local Development Corporation, New York, Revenue Bonds, Marist College	7/23 at 100.00	A+	1,047,690
	Project, Series 2013A, 5.000%, 7/01/39
7,695	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	7,729,858
	Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)
1,500	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/27 at 100.00	N/R	1,557,195
	Public Improvement Project, Current Interest Series 2016A, 5.000%, 1/01/56
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
1,785	5.000%, 9/01/38	9/23 at 100.00	A–	1,872,162
1,785	5.000%, 9/01/43	9/23 at 100.00	A–	1,873,018
1,400	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint John	6/24 at 100.00	A–	1,514,534
	Fisher College, Series 2014A, 5.500%, 6/01/39
1,220	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	1,323,200
	Project, Series 2015A, 5.000%, 7/01/45
27,795	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	27,323,319
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%,
	1/01/46 – AGM Insured
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Yankee Stadium Project, Series 2020A:
7,645	4.000%, 3/01/45	9/30 at 100.00	AA	8,350,328
4,070	4.000%, 3/01/45 – AGM Insured	9/30 at 100.00	AA	4,520,346
3,155	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	4,010,857
	American Art, Refunding Series 2021, 5.000%, 7/01/31

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 6,825	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	$ 6,817,219
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
5,130	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	5,091,422
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
10,000	Onondaga County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse	12/29 at 100.00	AA–	12,069,800
	University Project, Series 2019, 5.000%, 12/01/43
350	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds,	10/29 at 100.00	N/R	381,168
	Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A,
	5.000%, 10/15/49
293,340	Total Education and Civic Organizations			295,591,323
	Financials – 1.7% (1.1% of Total Investments)
1,615	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	2,107,203
	Series 2005, 5.250%, 10/01/35
13,835	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	18,910,370
	Series 2007, 5.500%, 10/01/37
15,450	Total Financials			21,017,573
	Health Care – 6.0% (3.7% of Total Investments)
17,150	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	18,422,187
	Series 2020A, 4.000%, 9/01/50
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals
	Obligated Group, Series 2020A:
9,215	4.000%, 7/01/50	7/30 at 100.00	A	10,159,630
10,210	4.000%, 7/01/53	7/30 at 100.00	A	11,232,634
	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical
	Center Obligated Group, Series 2017:
2,000	5.000%, 12/01/34, 144A	6/27 at 100.00	BBB–	2,299,040
300	5.000%, 12/01/36, 144A	6/27 at 100.00	BBB–	344,070
	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest
	Systems, Inc. Project, Series 2016B:
2,000	4.000%, 7/01/41	7/26 at 100.00	A–	2,151,980
7,940	5.000%, 7/01/46	7/26 at 100.00	A–	8,908,759
3,900	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/22 at 100.00	BBB+	3,989,466
	General Hospital Project, Series 2013A, 5.000%, 12/01/42
2,800	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/26 at 100.00	BBB+	3,123,204
	General Hospital Project, Series 2017, 5.000%, 12/01/46
9,155	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	10,023,260
	Regional Health Project, Series 2020A, 4.000%, 12/01/46
1,000	New York City Health and Hospitals Corporation, New York, Health System Revenue Bonds,	2/31 at 100.00	Aa3	1,125,460
	Series 2020A, 4.000%, 2/15/48
2,260	Westchester County Local Development Corporation, New York, Revenue Bonds, Westchester	11/25 at 100.00	Baa2	2,503,289
	Medical Center Obligated Group Project, Refunding Series 2016, 5.000%, 11/01/46
67,930	Total Health Care			74,282,979
	Industrials – 3.6% (2.2% of Total Investments)
41,530	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	44,247,723
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
250	3.250%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	246,110
120	3.500%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	117,318
41,900	Total Industrials			44,611,151

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 0.1% (0.1% of Total Investments)
$ 1,000	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	$ 1,024,920
	Community Project, Series 2019, 5.000%, 1/01/40
	Tax Obligation/General – 9.5% (5.9% of Total Investments)
11,365	Nassau County, New York, General Obligation Bonds, General Improvement Series 2018B,	7/28 at 100.00	AA	13,336,600
	5.000%, 7/01/49 – AGM Insured
	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A:
2,500	4.000%, 4/01/44 – AGM Insured	4/31 at 100.00	N/R	2,845,200
3,905	4.000%, 4/01/51 – AGM Insured	4/31 at 100.00	AA	4,401,247
500	Nassau County, New York, General Obligation Bonds, General Improvement Series, Refunding	1/26 at 100.00	A+	557,215
	2016A, 5.000%, 1/01/38
5,030	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	5,680,681
	5.000%, 4/01/33
515	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1, 5.000%, 3/01/29	3/23 at 100.00	AA	535,307
3,735	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	3,938,483
8,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series D-1, 5.000%, 8/01/30	8/23 at 100.00	AA	8,431,200
7,665	New York City, New York, General Obligation Bonds, Fiscal 2015 Series A, 5.000%, 8/01/33	8/24 at 100.00	AA	8,326,413
9,600	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	10,924,800
7,560	New York City, New York, General Obligation Bonds, Fiscal 2018 Series B-1, 5.250%, 10/01/33	10/27 at 100.00	AA	9,016,812
	New York City, New York, General Obligation Bonds, Fiscal 2018 Series E-1:
7,000	5.000%, 3/01/37	3/28 at 100.00	AA	8,221,220
3,580	5.000%, 3/01/39	3/28 at 100.00	AA	4,195,330
11,355	5.000%, 3/01/41	3/28 at 100.00	AA	13,269,567
7,540	New York City, New York, General Obligation Bonds, Fiscal 2021 Series C, 5.000%, 8/01/43	8/30 at 100.00	AA	9,132,976
8,850	New York City, New York, General Obligation Bonds, Fiscal 2021 Series F-1, 3.000%, 3/01/51	3/31 at 100.00	AA	8,939,474
	New York City, New York, General Obligation Bonds, Series 2011D-I:
1,570	5.000%, 10/01/30	3/22 at 100.00	AA	1,575,479
5	5.000%, 10/01/34	3/22 at 100.00	AA	5,017
	Rochester, New York, General Obligation Bonds, Series 1999:
730	5.250%, 10/01/22 – NPFG Insured	No Opt. Call	AA–	749,279
730	5.250%, 10/01/23 – NPFG Insured	No Opt. Call	AA–	777,647
730	5.250%, 10/01/24 – NPFG Insured	No Opt. Call	AA–	801,365
730	5.250%, 10/01/25 – NPFG Insured	No Opt. Call	AA–	825,579
725	5.250%, 10/01/26 – NPFG Insured	No Opt. Call	AA–	842,718
103,920	Total Tax Obligation/General			117,329,609
	Tax Obligation/Limited – 39.7% (24.7% of Total Investments)
2,350	Battery Park City Authority, New York, Revenue Bonds, Senior Sustainability Series	11/29 at 100.00	Aaa	2,855,603
	2019A, 5.000%, 11/01/49
105	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing	3/22 at 100.00	AA	105,439
	Program, Series 2009A, 5.625%, 10/01/29 – AGC Insured
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose Series 2014A:
4,985	5.000%, 2/15/29	2/24 at 100.00	AA+	5,343,322
10,000	5.000%, 2/15/30	2/24 at 100.00	AA+	10,718,800
7,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/24 at 100.00	AA+	7,469,560
	General Purpose Series 2014C. Group C, 5.000%, 3/15/44
2,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/25 at 100.00	AA+	2,756,825
	General Purpose Series 2015A, 5.000%, 3/15/33

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 7,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/27 at 100.00	AA+	$ 8,622,975
	General Purpose, Series 2017A, 5.000%, 2/15/38
12,500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/30 at 100.00	AA+	14,938,000
	General Purpose, Series 2019D, 5.000%, 2/15/48
12,045	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	13,478,837
	2015B. Group A,B&C, 5.000%, 3/15/36
3,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/27 at 100.00	AA+	3,464,910
	2017A, 5.000%, 3/15/37
10,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/28 at 100.00	AA+	11,111,500
	2018C, 4.000%, 3/15/45
1,080	Erie County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	1,129,421
	Buffalo City School District, Refunding Series 2013A, 5.000%, 5/01/28
	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D:
5,045	5.000%, 11/15/27	11/25 at 100.00	BB	5,623,712
6,770	5.000%, 11/15/34	11/25 at 100.00	BB	7,474,825
6,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	Aa2	7,390,110
	Series A, 4.000%, 2/15/43
	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture
	Fiscal 2017 Series A:
8,185	5.000%, 2/15/38	2/27 at 100.00	Aa3	9,423,145
21,015	5.000%, 2/15/45	2/27 at 100.00	Aa3	24,032,964
2,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Climate Bond	11/26 at 100.00	AA	2,290,200
	Certified, Green Series 2016B-1, 5.000%, 11/15/36
10,000	Metropolitan Transportation Authority, New York, Dedicated Tax Fund Bonds, Series 2022A,	5/32 at 100.00	N/R	11,218,600
	4.000%, 11/15/52
3,675	Monroe County Industrial Development Agency, New York, School Facility Revenue Bonds,	5/23 at 100.00	AA	3,833,539
	Rochester Schools Modernization Project, Series 2013, 5.000%, 5/01/28
2,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	3,039,050
	Fiscal 2018 Series Subseries S-4A, 5.250%, 7/15/36
5,625	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	6,797,644
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
7,945	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	9,485,535
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36
6,235	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/29 at 100.00	AA	6,106,621
	Fiscal 2020 Subseries S-1B, 3.000%, 7/15/49
1,535	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/31 at 100.00	N/R	1,559,652
	Fiscal 2022 Subseries S-1A, 3.000%, 7/15/38
	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,
	Fiscal Series 2015S-1:
5,400	5.000%, 7/15/33	1/25 at 100.00	AA	5,928,876
5,360	5.000%, 7/15/43	1/25 at 100.00	AA	5,840,685
11,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	12,173,260
	Fiscal Series 2015S-2, 5.000%, 7/15/40
7,500	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	1/26 at 100.00	AA	8,009,175
	Fiscal Series 2016S-1, 4.000%, 7/15/40
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2012 Series E-1:
6,225	5.000%, 2/01/37	3/22 at 100.00	AAA	6,247,161
24,155	5.000%, 2/01/42	3/22 at 100.00	AAA	24,239,059
32,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/22 at 100.00	AAA	32,731,075
	Subordinate Fiscal 2012 Series F-1, 5.000%, 5/01/39
5,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/23 at 100.00	AAA	5,285,283
	Subordinate Fiscal 2013 Series F-1, 5.000%, 2/01/29
13,530	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	14,435,969
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/37

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2015 Series B-1:
$ 5,000	5.000%, 8/01/33	8/24 at 100.00	AAA	$ 5,426,500
3,960	5.000%, 8/01/35	8/24 at 100.00	AAA	4,292,838
1,225	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/26 at 100.00	AAA	1,320,403
	Subordinate Fiscal 2017 Series A-1, 4.000%, 5/01/42
8,100	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/26 at 100.00	AAA	8,769,141
	Subordinate Fiscal 2017 Series B-1, 4.000%, 8/01/41
	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,
	Subordinate Fiscal 2019 Series A-1:
1,375	5.000%, 8/01/38	8/28 at 100.00	AAA	1,629,073
4,000	5.000%, 8/01/40	8/28 at 100.00	AAA	4,726,320
10,000	New York City, New York, Educational Construction Fund Revenue Bonds, Series 2021B,	4/31 at 100.00	AA–	12,009,000
	5.000%, 4/01/52
12,070	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	3/23 at 100.00	AA+	12,568,008
	General Purpose Series 2013C, 5.000%, 3/15/32
8,710	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	9,691,791
	General Purpose, Series 2020A, 4.000%, 3/15/45
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
67,285	0.000%, 7/01/46	7/28 at 41.38	N/R	21,858,205
40,745	5.000%, 7/01/58	7/28 at 100.00	N/R	45,693,480
259	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	283,255
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
2,730	Suffolk County Judicial Facilities Agency, New York, Lease Revenue Bonds, H. Lee	11/23 at 100.00	BBB	2,875,373
	Dennison Building, Series 2013, 5.000%, 11/01/33
3,730	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	AA+	4,202,069
	Lien Series 2021C-1A, 4.000%, 5/15/46
31,750	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	AA+	31,931,292
	Lien Series 2021C-3, 3.000%, 5/15/51
23,925	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	29,117,921
	Lien Subseries 2021A-1, 5.000%, 5/15/51
495,729	Total Tax Obligation/Limited			491,556,001
	Transportation – 25.8% (16.0% of Total Investments)
4,910	Buffalo and Fort Erie Public Bridge Authority, New York, Toll Bridge System Revenue	1/27 at 100.00	A+	5,600,248
	Bonds, Series 2017, 5.000%, 1/01/47
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/27 at 100.00	A3	1,692,930
	Climate Bond Certified Series 2017A-1, 5.250%, 11/15/57
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green
	Climate Bond Certified Series 2020C-1:
17,570	4.750%, 11/15/45	5/30 at 100.00	A3	19,947,748
2,775	5.000%, 11/15/50	5/30 at 100.00	A3	3,201,851
5,000	5.250%, 11/15/55	5/30 at 100.00	A3	5,840,150
1,815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/26 at 100.00	A3	1,930,361
	Green Series 2016B, 4.000%, 11/15/34
13,950	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/22 at 100.00	A3	14,311,723
	Series 2012F, 5.000%, 11/15/30
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A3	1,649,010
	Series 2015F, 5.000%, 11/15/35
2,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	5/28 at 100.00	A3	2,873,100
	Series 2017D, 5.000%, 11/15/32
9,575	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	9,823,280
	2012C, 5.000%, 11/15/41
4,040	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A3	4,196,267
	2013B, 5.000%, 11/15/38

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 7,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013D,	11/23 at 100.00	A3	$ 7,889,700
	5.000%, 11/15/38
	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2013E:
1,785	5.000%, 11/15/32	11/23 at 100.00	A3	1,881,854
10,000	5.000%, 11/15/38	11/23 at 100.00	A3	10,519,600
1,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/24 at 100.00	A3	1,068,070
	2014B, 5.250%, 11/15/44
5,425	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/25 at 100.00	A3	5,864,154
	2015A-1, 5.000%, 11/15/45
2,440	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/26 at 100.00	A3	2,725,138
	2016C-1, 5.000%, 11/15/39
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Secured by
	Port Authority Consolidated Bonds, Refunding Series 1WTC-2021:
2,050	3.000%, 2/15/42	2/30 at 100.00	N/R	2,031,776
2,500	4.000%, 2/15/43	2/30 at 100.00	N/R	2,764,800
	New York State Thruway Authority, General Revenue Bonds, Series 2020N:
10,000	4.000%, 1/01/43	1/30 at 100.00	A1	11,029,300
10,000	4.000%, 1/01/44	1/30 at 100.00	A1	11,011,400
2,225	3.000%, 1/01/49	1/30 at 100.00	A1	2,199,746
	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,
	Series 2016A:
2,000	5.000%, 1/01/36	1/26 at 100.00	A2	2,251,760
7,500	5.000%, 1/01/41	1/26 at 100.00	A2	8,435,175
1,285	5.000%, 1/01/46	1/26 at 100.00	A2	1,435,576
19,230	5.000%, 1/01/51	1/26 at 100.00	A2	21,377,799
4,000	New York State Thruway Authority, General Revenue Junior Indebtedness Obligations,	1/30 at 100.00	A2	4,326,040
	Series 2019B, 4.000%, 1/01/53
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C:
350	5.000%, 12/01/37	12/30 at 100.00	Baa1	410,617
5,650	5.000%, 12/01/38	12/30 at 100.00	Baa1	6,620,839
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Forth Series 2014:
3,950	5.000%, 9/01/34	9/24 at 100.00	Aa3	4,296,534
1,000	5.000%, 9/01/35	9/24 at 100.00	Aa3	1,087,220
5,155	5.000%, 9/01/36	9/24 at 100.00	Aa3	5,600,598
9,755	5.000%, 9/01/39	9/24 at 100.00	Aa3	10,570,713
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred
	Eighty-Ninth Series 2015:
3,595	5.000%, 5/01/35	5/25 at 100.00	Aa3	3,963,164
10,780	5.000%, 5/01/45	5/25 at 100.00	Aa3	11,772,299
9,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	10,095,120
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	2,122,660
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,515	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,659,864
	Eleventh Series 2018, 4.000%, 9/01/43
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	1,170,070
	Series 2017, 5.000%, 11/15/47
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Ninth
	Series 2018:
1,500	5.000%, 7/15/36	7/28 at 100.00	Aa3	1,798,860
1,200	5.000%, 7/15/37	7/28 at 100.00	Aa3	1,437,468
1,000	5.000%, 7/15/38	7/28 at 100.00	Aa3	1,196,150
2,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	4/27 at 100.00	Aa3	2,311,980
	Series 2017, 5.000%, 10/15/47

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 4,800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	11/29 at 100.00	Aa3	$ 5,842,848
	Seventeen Series 2019, 5.000%, 11/01/44
6,130	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/29 at 100.00	Aa3	7,493,435
	Thirteenth Series 2019, 5.000%, 9/01/38
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	3,378,000
	Twenty-Two Series 2020, 4.000%, 7/15/38
11,500	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	13,417,050
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/37
1,660	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	11/27 at 100.00	AA–	1,953,139
	Bridges & Tunnels, Series 2017C-2, 5.000%, 11/15/42
	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA
	Bridges & Tunnels, Series 2018A:
8,755	5.000%, 11/15/43	5/28 at 100.00	AA–	10,312,339
10,000	5.000%, 11/15/45	5/28 at 100.00	AA–	11,745,500
9,270	5.000%, 11/15/46	5/28 at 100.00	AA–	10,871,949
8,725	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	11/30 at 100.00	AA–	10,556,116
	Tunnels, Series 2020A, 5.000%, 11/15/49
8,270	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges &	5/31 at 100.00	AA–	10,080,220
	Tunnels, Series 2021A, 5.000%, 11/15/51
285,635	Total Transportation			319,643,308
	U.S. Guaranteed – 10.1% (6.3% of Total Investments) (5)
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, New York Methodist	7/24 at 100.00	N/R	1,356,250
	Hospital Project, Refunding Series 2014, 5.000%, 7/01/27 (Pre-refunded 7/01/24)
14,585	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/23 at 100.00	Aa3	15,361,651
	Dormitory Facilities, Refunding Series 2013A, 5.000%, 7/01/27 (Pre-refunded 7/01/23)
3,750	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/22 at 100.00	Aa2	3,804,713
	Dormitory Facilities, Series 2012A, 5.000%, 7/01/37 (Pre-refunded 7/01/22)
3,465	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	3,877,335
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/33 (Pre-refunded 7/01/25)
1,625	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/27 at 100.00	Aa3	1,918,621
	Dormitory Facilities, Series 2017A, 5.000%, 7/01/46 (Pre-refunded 7/01/27)
	Dormitory Authority of the State of New York, Revenue Bonds, Pratt Institute, Series 2015A:
800	5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	868,000
1,500	5.000%, 7/01/44 (Pre-refunded 7/01/24)	7/24 at 100.00	N/R	1,627,500
15	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	2/24 at 100.00	N/R	16,103
	General Purpose Series 2014A, 5.000%, 2/15/29 (Pre-refunded 2/15/24)
28,280	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	3/23 at 100.00	AA+	29,483,314
	2013A, 5.000%, 3/15/43 (Pre-refunded 3/15/23)
6,090	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A3	6,386,948
	2013B, 5.000%, 11/15/30 (Pre-refunded 5/15/23)
480	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	5/23 at 100.00	A3	503,405
	2013C, 5.000%, 11/15/32 (Pre-refunded 5/15/23)
1,900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	2,034,045
	2013D, 5.250%, 11/15/30 (Pre-refunded 11/15/23)
14,000	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	14,928,760
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
8,665	New York City, New York, General Obligation Bonds, Fiscal 2012 Series B, 5.000%, 8/01/30	8/22 at 100.00	AA	8,821,837
	(Pre-refunded 8/01/22)
	New York City, New York, General Obligation Bonds, Fiscal 2012 Series I:
1,000	5.000%, 8/01/30 (Pre-refunded 8/01/22)	8/22 at 100.00	AA	1,018,100
2,000	5.000%, 8/01/31 (Pre-refunded 8/01/22)	8/22 at 100.00	AA	2,036,200

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series A-1:
$ 6,085	5.000%, 10/01/31 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	$ 6,236,577
1,000	5.000%, 10/01/33 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	1,024,910
1,570	5.000%, 10/01/34 (Pre-refunded 10/01/22)	10/22 at 100.00	AA	1,609,109
	New York City, New York, General Obligation Bonds, Fiscal 2013 Series F-1:
4,485	5.000%, 3/01/29 (Pre-refunded 3/01/23)	3/23 at 100.00	N/R	4,666,418
3,400	5.000%, 3/01/31 (Pre-refunded 3/01/23)	3/23 at 100.00	AA	3,539,264
2,190	5.000%, 3/01/32 (Pre-refunded 3/01/23)	3/23 at 100.00	AA	2,279,702
1,000	5.000%, 3/01/33 (Pre-refunded 3/01/23)	3/23 at 100.00	AA	1,040,960
3,345	New York City, New York, General Obligation Bonds, Subseries G-1 Fiscal Series 2012,	4/22 at 100.00	N/R	3,357,076
	5.000%, 4/01/28 (Pre-refunded 4/01/22)
	Niagara Area Development Corporation, New York, Niagara University Project, Series 2012A:
600	5.000%, 5/01/35 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	604,320
1,000	5.000%, 5/01/42 (Pre-refunded 5/01/22)	5/22 at 100.00	BBB+	1,007,200
1,450	Onondaga Civic Development Corporation, New York, Revenue Bonds, Le Moyne College	7/22 at 100.00	Baa2	1,470,416
	Project, Series 2012, 5.000%, 7/01/42 (Pre-refunded 7/01/22)
	Western Nassau County Water Authority, New York, Water System Revenue Bonds, Series 2015A:
1,325	5.000%, 4/01/40 (Pre-refunded 4/01/25)	4/25 at 100.00	AA–	1,471,810
1,950	5.000%, 4/01/45 (Pre-refunded 4/01/25)	4/25 at 100.00	AA–	2,166,060
118,805	Total U.S. Guaranteed			124,516,604
	Utilities – 33.6% (20.9% of Total Investments)
1,045	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	1,065,169
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2000A:
8,000	0.000%, 6/01/24 – AGM Insured	No Opt. Call	AA	7,731,120
8,000	0.000%, 6/01/25 – AGM Insured	No Opt. Call	AA	7,591,920
20,000	0.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	18,625,200
10,000	0.000%, 6/01/27 – AGM Insured	No Opt. Call	AA	9,123,000
15,000	0.000%, 6/01/28 – AGM Insured	No Opt. Call	AA	13,299,300
10,000	0.000%, 6/01/29 – AGM Insured	No Opt. Call	AA	8,623,100
2,590	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	2,807,897
	2014A, 5.000%, 9/01/44
6,520	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	7,530,861
	2017, 5.000%, 9/01/47
4,085	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/23 at 100.00	AA+	4,287,861
	General Resolution Revenue Bonds, Fiscal 2013 Series DD, 5.000%, 6/15/35
10,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/24 at 100.00	AA+	10,809,000
	General Resolution Revenue Bonds, Fiscal 2014 Series DD, 5.000%, 6/15/35
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/25 at 100.00	AA+	5,545,100
	General Resolution Revenue Bonds, Fiscal 2015 Series HH, 5.000%, 6/15/39
15,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/26 at 100.00	AA+	16,848,150
	General Resolution Revenue Bonds, Fiscal 2017 Series CC-1, 5.000%, 6/15/46
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series AA:
5,000	5.000%, 6/15/37	6/27 at 100.00	AA+	5,822,350
3,000	5.000%, 6/15/38	6/27 at 100.00	AA+	3,490,110
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,463,860
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
25,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	29,151,250
	General Resolution Revenue Bonds, Fiscal 2018 Series DD-2, 5.000%, 6/15/48 (UB)
1,400	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	1,649,242
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40

NRK	Nuveen New York AMT-Free Quality
Municipal Income Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second
	General Resolution Revenue Bonds, Fiscal 2018 Series FF:
$ 13,815	5.000%, 6/15/38	6/28 at 100.00	AA+	$ 16,436,811
10,000	5.000%, 6/15/40	6/28 at 100.00	AA+	11,866,200
9,205	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/29 at 100.00	AA+	11,046,276
	General Resolution Revenue Bonds, Fiscal 2019 Series FF-2, 5.000%, 6/15/40
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	2,231,620
	General Resolution Revenue Bonds, Fiscal 2021 Series AA-1, 4.000%, 6/15/50
8,500	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/30 at 100.00	AA+	10,352,405
	General Resolution Revenue Bonds, Fiscal 2021 Series BB-1, 5.000%, 6/15/50
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,580	5.000%, 6/15/30	6/24 at 100.00	AAA	2,796,023
3,110	5.000%, 6/15/36	6/25 at 100.00	AAA	3,456,454
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
7,350	5.000%, 6/15/42	6/27 at 100.00	AAA	8,494,469
3,500	5.000%, 6/15/42	6/27 at 100.00	AAA	4,044,985
1,940	4.000%, 6/15/46	6/26 at 100.00	AAA	2,085,636
4,000	5.000%, 6/15/47	6/27 at 100.00	AAA	4,601,120
13,500	5.000%, 6/15/47 (UB) (6)	6/27 at 100.00	AAA	15,528,780
10,430	5.000%, 6/15/48	6/28 at 100.00	AAA	12,430,995
22,340	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	5/24 at 100.00	AAA	24,021,085
	Bonds, 2010 Master Financing Program, Green Series 2014B, 5.000%, 5/15/44
5,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	8/26 at 100.00	AAA	5,705,700
	Bonds, 2010 Master Financing Program, Green Series 2016B, 5.000%, 8/15/41
7,725	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/30 at 100.00	AAA	8,070,462
	Bonds, 2010 Master Financing Program, Green Series 2020B, 3.000%, 10/15/50
5,165	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	2/32 at 100.00	Aaa	5,891,922
	Bonds, 2010 Master Financing Program, Green Series 2021B, 4.000%, 8/15/51
3,095	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	3/22 at 100.00	AAA	3,105,430
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
	New York State Power Authority, General Revenue Bonds, Series 2020A:
4,890	4.000%, 11/15/50	5/30 at 100.00	AA	5,426,286
6,550	4.000%, 11/15/60	5/30 at 100.00	AA	7,217,314
735	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A,	No Opt. Call	CCC	787,920
	6.125%, 7/01/24
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
985	5.500%, 7/01/28	7/22 at 100.00	CCC	999,992
3,640	5.750%, 7/01/37	7/22 at 100.00	CCC	3,698,422
2,975	6.000%, 7/01/47	7/22 at 100.00	CCC	3,025,069
7,020	Suffolk County Water Authority, New York, Waterworks Revenue Bonds, Series 2015A,	6/25 at 100.00	AAA	7,875,176
	5.250%, 6/01/36
2,230	Upper Mohawk Valley Regional Water Finance Authority, New York, Water System Revenue	No Opt. Call	Aa3	2,203,262
	Bonds, Series 2000, 0.000%, 4/01/23 – AMBAC Insured
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Refunding Series 2015:
5,090	5.000%, 12/15/36	12/25 at 100.00	AAA	5,732,104
8,925	5.000%, 12/15/37	12/25 at 100.00	AAA	10,036,787

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
$ 9,500	5.000%, 12/15/32	12/23 at 100.00	AAA	$ 10,126,525
22,290	5.000%, 12/15/41	12/23 at 100.00	AAA	23,653,925
7,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016A,	6/26 at 100.00	AAA	7,948,850
	5.000%, 12/15/35
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B:
3,750	5.000%, 12/15/33	6/26 at 100.00	AAA	4,273,313
3,575	5.000%, 12/15/34	6/26 at 100.00	AAA	4,065,955
3,275	5.000%, 12/15/35	6/26 at 100.00	AAA	3,718,926
5,000	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2017,	12/27 at 100.00	AAA	5,878,150
	5.000%, 12/15/39
383,325	Total Utilities			416,298,839
$ 1,898,564	Total Long-Term Investments (cost $1,881,198,454)			1,992,234,306
	Floating Rate Obligations – (2.5)%			(30,800,000)
	MuniFund Preferred Shares, net of deferred offering costs – (6.4)% (7)			(79,575,443)
	Variable Rate Demand Preferred Shares, net of deferred offering costs – (53.5)% (8)			(661,509,169)
	Other Assets Less Liabilities – 1.4%			16,730,290
	Net Assets Applicable to Common Shares – 100%		$ 1,237,079,984

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(7)	MuniFund Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 4.0%.
(8)	Variable Rate Demand Preferred Shares, net of deferred offering costs as a percentage of Total Investments is 33.2%.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 97.4% (100.0% of Total Investments)
	MUNICIPAL BONDS – 97.4% (100.0% of Total Investments)
	Consumer Staples – 3.8% (3.9% of Total Investments)
$ 410	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed	No Opt. Call	A–	$ 440,820
	Bonds, Series 2001, 6.500%, 5/15/33
1,100	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/22 at 100.00	B–	1,129,513
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
770	5.625%, 6/01/35	No Opt. Call	BBB	819,757
3,440	5.750%, 6/01/43	No Opt. Call	BB+	4,173,374
500	TSASC Inc., New York, Tobacco Settlement Asset-Backed Bonds, Fiscal 2017 Series B,	No Opt. Call	B–	513,210
	5.000%, 6/01/25
6,220	Total Consumer Staples			7,076,674
	Education and Civic Organizations – 18.2% (18.7% of Total Investments)
720	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	3/22 at 100.00	CCC	720,648
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
1,250	Build New York City Resource Corporation, New York, Revenue Bonds, City University of	6/24 at 100.00	Aa2	1,339,475
	New York – Queens College, Q Student Residences, LLC Project, Refunding Series 2014A,
	5.000%, 6/01/43
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
265	5.000%, 4/15/33	4/23 at 100.00	BB+	271,755
385	5.000%, 4/15/43	4/23 at 100.00	BB+	393,143
230	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	236,212
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
515	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	535,270
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,144,910
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
235	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	262,965
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/31
	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at
	Mount Sinai, Refunding Series 2015A:
1,330	5.000%, 7/01/40	7/25 at 100.00	A–	1,463,226
2,180	5.000%, 7/01/45	7/25 at 100.00	A–	2,395,275
1,820	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	A3	2,000,963
	Series 2015A, 5.000%, 7/01/45
960	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	1,063,306
	2015A, 5.000%, 7/01/35
2,385	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	2,702,754
	2016A, 5.000%, 7/01/39
	Dormitory Authority of the State of New York, Revenue Bonds, New York University,
	Series 2018A:
1,000	5.000%, 7/01/40	7/28 at 100.00	Aa2	1,197,110
1,000	5.000%, 7/01/48	7/28 at 100.00	Aa2	1,185,240
2,000	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/29 at 100.00	Aa2	2,442,260
	2019A, 5.000%, 7/01/42
230	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	273,505
	Technology, Series 2019A, 5.000%, 7/01/49

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 435	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	$ 522,187
	Green Series 2019B, 5.000%, 7/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/29 at 100.00	Aa1	1,225,520
	Series 2019A, 5.000%, 7/01/35
2,625	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University,	7/30 at 100.00	Aa1	3,199,088
	Series 2020A, 5.000%, 7/01/53
845	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	916,732
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
725	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	728,284
	Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)
	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi
	University Project, Series 2013:
100	5.000%, 9/01/38	9/23 at 100.00	A–	104,883
300	5.000%, 9/01/43	9/23 at 100.00	A–	314,793
	Monroe County Industrial Development Corporation, New York, Revenue Bonds, St. John
	Fisher College, Series 2011:
1,000	6.000%, 6/01/30	3/22 at 100.00	A–	1,003,310
1,000	6.000%, 6/01/34	3/22 at 100.00	A–	1,003,430
50	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College	7/25 at 100.00	BBB	54,230
	Project, Series 2015A, 5.000%, 7/01/45
	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A:
185	3.000%, 1/01/39 – AGM Insured	1/31 at 100.00	AA	184,772
220	3.000%, 1/01/40 – AGM Insured	1/31 at 100.00	AA	218,431
3,000	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	No Opt. Call	AA	1,702,710
	Revenue Bonds, Yankee Stadium Project, Series 2009A, 0.000%, 3/01/40 – AGC Insured
500	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	546,130
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45
1,035	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	1,315,764
	American Art, Refunding Series 2021, 5.000%, 7/01/31
640	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	639,270
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69
490	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	486,315
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
31,655	Total Education and Civic Organizations			33,793,866
	Financials – 0.7% (0.8% of Total Investments)
1,000	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds	No Opt. Call	A2	1,366,850
	Series 2007, 5.500%, 10/01/37
	Health Care – 3.9% (4.0% of Total Investments)
2,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	2,255,778
	Series 2020A, 4.000%, 9/01/50
2,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	2,205,020
	Obligated Group, Series 2020A, 4.000%, 7/01/50
800	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	860,792
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
290	Livingston County Industrial Development Agency, New York, Civic Facility Revenue Bonds,	3/22 at 100.00	BB–	290,821
	Nicholas H. Noyes Hospital, Series 2005, 6.000%, 7/01/30
1,465	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester	12/30 at 100.00	BBB+	1,603,940
	Regional Health Project, Series 2020A, 4.000%, 12/01/46
6,655	Total Health Care			7,216,351

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Industrials – 2.3% (2.3% of Total Investments)
$ 3,930	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	$ 4,187,179
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
25	3.250%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	24,611
10	3.500%, 9/15/52, (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	9,777
3,965	Total Industrials			4,221,567
	Long-Term Care – 0.3% (0.3% of Total Investments)
270	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/22 at 100.00	A2	272,190
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
100	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	102,492
	Community Project, Series 2019, 5.000%, 1/01/40
125	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special	3/22 at 100.00	N/R	123,327
	Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.800%, 7/01/23
495	Total Long-Term Care			498,009
	Materials – 0.3% (0.3% of Total Investments)
530	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	572,766
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 4.2% (4.3% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,199,500
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2016C,	4/26 at 100.00	A+	1,126,830
	5.000%, 4/01/35
1,000	New York City, New York, General Obligation Bonds, Fiscal 2014 Series A-1, 5.000%, 8/01/26	8/23 at 100.00	AA	1,054,480
90	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	102,420
1,900	New York City, New York, General Obligation Bonds, Fiscal 2018 Series F-1, 5.000%, 4/01/40	4/28 at 100.00	AA	2,226,933
835	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/44	3/30 at 100.00	AA	924,913
1,000	New York City, New York, General Obligation Bonds, Fiscal 2022 Series A-1, 5.000%, 8/01/47	8/31 at 100.00	AA	1,216,190
6,825	Total Tax Obligation/General			7,851,266
	Tax Obligation/Limited – 21.4% (21.9% of Total Investments)
2,500	Dormitory Authority of the State of New York, Master BOCES Program, Revenue Bonds,	8/28 at 100.00	Aa3	2,762,625
	Onondaga, Cortland and Madison Issue, Series 2020, 4.000%, 8/15/41
	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,
	General Purpose, Series 2019A. Bidding Group 1,2,3,4:
2,500	5.000%, 3/15/38	3/29 at 100.00	AA+	3,027,625
1,000	5.000%, 3/15/46	3/29 at 100.00	AA+	1,197,350
500	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	571,220
	General Purpose, Series 2020A. Bidding Group 1 thru 5, 4.000%, 3/15/34
2,140	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	2,397,121
	2015B. Group A,B&C, 5.000%, 3/15/35
2,500	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D,	11/25 at 100.00	BB	2,779,700
	5.000%, 11/15/28
540	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	619,202
	Fiscal 2017 Series A, 5.000%, 2/15/42
1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	1,208,470
	Fiscal 2018, Series 2017S-3, 5.250%, 7/15/45
2,250	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	2,667,757
	Fiscal 2019 Subseries S-1, 5.000%, 7/15/43
445	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/28 at 100.00	AA	531,286
	Fiscal 2019 Subseries S-3A, 5.000%, 7/15/36

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 3,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	$ 3,319,980
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,680	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,751,467
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
1,525	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	1,628,914
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,020	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	8/28 at 100.00	AAA	1,208,476
	Subordinate Fiscal 2019 Series A-1, 5.000%, 8/01/38
1,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	11/30 at 100.00	AAA	1,850,640
	Subordinate Fiscal 2021 Subseries A, 5.000%, 11/01/36
2,000	New York State Thruway Authority, State Personal Income Tax Revenue Bonds, Series	3/31 at 100.00	AA+	1,968,800
	2021A-1, 3.000%, 3/15/51
1,685	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds,	9/30 at 100.00	AA+	1,905,347
	General Purpose, Series 2020A, 4.000%, 3/15/38
1,000	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/31 at 100.00	AA+	999,660
	2021A, 3.000%, 3/15/50
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured 2018A-1:
4,855	0.000%, 7/01/46	7/28 at 41.38	N/R	1,577,195
3,083	5.000%, 7/01/58	7/28 at 100.00	N/R	3,457,430
17	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Taxable	7/28 at 100.00	N/R	18,592
	Restructured Cofina Project Series 2019A-2, 4.536%, 7/01/53
1,000	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	11/31 at 100.00	AA+	1,126,560
	Lien Series 2021C-1A, 4.000%, 5/15/46
1,030	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	1,160,274
	Lien Series 2022 A, 4.000%, 5/15/51
38,770	Total Tax Obligation/Limited			39,735,691
	Transportation – 19.0% (19.6% of Total Investments)
1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	No Opt. Call	A3	1,633,500
	Climate Bond Certified Series 2019A-1, 5.000%, 11/15/48 (Mandatory Put 11/15/24)
970	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Green	5/30 at 100.00	A3	1,119,205
	Climate Bond Certified Series 2020C-1, 5.000%, 11/15/50
1,315	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding	11/25 at 100.00	A3	1,448,131
	Series 2015F, 5.000%, 11/15/32
815	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	836,133
	2012E, 5.000%, 11/15/42
1,235	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	1,299,171
	2013E, 5.000%, 11/15/38
1,800	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	1,932,498
	2014D-1, 5.000%, 11/15/39
	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds,
	Bronx Parking Development Company, LLC Project, Series 2007:
2,000	0.000%, 10/01/37 (5)	3/22 at 100.00	N/R	1,600,000
1,500	0.000%, 10/01/46 (5)	3/22 at 100.00	N/R	1,200,000
560	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	608,076
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)
3,275	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	3,495,113
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Refunding
	Series 2016:
800	5.000%, 8/01/26 (AMT)	3/22 at 100.00	B	807,984
2,625	5.000%, 8/01/31 (AMT)	3/22 at 100.00	B	2,651,197
105	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	123,760
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)

NNY	Nuveen New York Municipal Value Fund
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Transportation (continued)
$ 290	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	$ 337,775
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37 (AMT)
340	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	398,885
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
2,000	5.000%, 1/01/27 (AMT)	No Opt. Call	Baa3	2,269,640
400	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	461,228
850	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	964,580
105	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta	10/30 at 100.00	Baa3	122,777
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2020, 5.000%,
	10/01/35 (AMT)
3,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	5/25 at 100.00	Aa3	3,290,670
	Eighty-Ninth Series 2015, 5.000%, 5/01/40
1,575	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	12/23 at 100.00	Aa3	1,671,595
	Seventy Ninth Series 2013, 5.000%, 12/01/43
1,930	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	2,114,546
	Eleventh Series 2018, 4.000%, 9/01/43
800	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Fifth	11/27 at 100.00	Aa3	936,056
	Series 2017, 5.000%, 11/15/47
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	7/30 at 100.00	Aa3	1,079,520
	Twenty-One Series 2020, 4.000%, 7/15/55 (AMT)
525	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	606,842
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
2,000	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, Refunding	11/28 at 100.00	AA–	2,402,700
	Series 2018C, 5.000%, 11/15/37
33,315	Total Transportation			35,411,582
	U.S. Guaranteed – 3.3% (3.4% of Total Investments) (6)
265	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	296,535
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/33 (Pre-refunded 7/01/25)
135	Dormitory Authority of the State of New York, Revenue Bonds, New School University,	7/25 at 100.00	N/R	150,831
	Series 2015A, 5.000%, 7/01/45 (Pre-refunded 7/01/25)
	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A:
415	5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	423,898
320	5.000%, 9/01/37 (Pre-refunded 9/01/22)	9/22 at 100.00	N/R	326,861
2,685	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/22 at 100.00	A3	2,765,174
	2012E, 5.000%, 11/15/42 (Pre-refunded 11/15/22)
1,100	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/23 at 100.00	A3	1,172,974
	2013E, 5.000%, 11/15/31 (Pre-refunded 11/15/23)
1,000	Sales Tax Asset Receivable Corporation of New York City, New York, Sales Tax Asset	10/24 at 100.00	AA+	1,097,400
	Revenue Bonds, Fiscal 2015 Series A, 5.000%, 10/15/30 (Pre-refunded 10/15/24)
5,920	Total U.S. Guaranteed			6,233,673
	Utilities – 20.0% (20.5% of Total Investments)
300	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	333,729
	Refunding Series 2015A, 5.000%, 7/01/29
115	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	117,219
420	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	455,335
	2014A, 5.000%, 9/01/44
	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017:
1,000	5.000%, 9/01/42	9/27 at 100.00	A	1,162,390
580	5.000%, 9/01/47	9/27 at 100.00	A	669,923

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities (continued)
$ 515	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2012A,	9/22 at 100.00	A	$ 525,336
	5.000%, 9/01/37
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/27 at 100.00	AA+	3,463,860
	General Resolution Revenue Bonds, Fiscal 2018 Series CC-1, 5.000%, 6/15/48
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,534,090
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
2,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	6/31 at 100.00	AA+	2,450,700
	General Resolution Revenue Bonds, Fiscal 2021 Series CC-1, 5.000%, 6/15/51
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects,
	Second Resolution:
2,100	5.000%, 6/15/36	6/25 at 100.00	AAA	2,333,940
2,500	5.000%, 6/15/40	6/25 at 100.00	AAA	2,766,625
	New York State Environmental Facilities Corporation, State Clean Water and Drinking
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,:
500	5.000%, 6/15/43	6/28 at 100.00	AAA	598,900
1,000	5.000%, 6/15/46	6/27 at 100.00	AAA	1,151,360
4,300	5.000%, 6/15/47	6/27 at 100.00	AAA	4,946,204
1,000	5.000%, 6/15/48	6/28 at 100.00	AAA	1,191,850
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	3/22 at 100.00	AAA	1,003,370
	Bonds, 2010 Master Financing Program, Series 2012B, 5.000%, 2/15/42
2,000	New York State Power Authority, General Revenue Bonds, Series 2020A, 4.000%, 11/15/55	5/30 at 100.00	AA	2,211,540
500	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	508,750
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
90	5.500%, 7/01/28	7/22 at 100.00	CCC	91,370
345	5.750%, 7/01/37	7/22 at 100.00	CCC	350,537
275	6.000%, 7/01/47	7/22 at 100.00	CCC	279,628
110	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue	3/22 at 100.00	N/R	110,997
	Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (AMT)
	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE:
4,440	5.000%, 12/15/34	12/23 at 100.00	AAA	4,729,577
2,005	5.000%, 12/15/41	12/23 at 100.00	AAA	2,127,686
33,095	Total Utilities			37,114,916
$ 168,445	Total Long-Term Investments (cost $171,794,410)			181,093,211
	Other Assets Less Liabilities – 2.6%			4,815,445
	Net Assets Applicable to Common Shares – 100%		$ 185,908,656

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(6)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NXN	Nuveen New York Select Tax-Free
Income Portfolio
Portfolio of Investments
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 95.8% (100.0% of Total Investments)
	MUNICIPAL BONDS – 95.8% (100.0% of Total Investments)
	Consumer Staples – 4.9% (5.1% of Total Investments)
$ 435	Erie County Tobacco Asset Securitization Corporation, New York, Tobacco Settlement	3/22 at 100.00	B–	$ 446,671
	Asset-Backed Bonds, Series 2005A, 5.000%, 6/01/38
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds,
	Series 2016A-1:
345	5.625%, 6/01/35	No Opt. Call	BBB	367,294
1,530	5.750%, 6/01/43	No Opt. Call	BB+	1,856,181
2,310	Total Consumer Staples			2,670,146
	Education and Civic Organizations – 11.3% (11.8% of Total Investments)
270	Buffalo and Erie County Industrial Land Development Corporation, New York, Revenue	3/22 at 100.00	CCC	270,243
	Bonds, Enterprise Charter School Project, Series 2011A, 7.500%, 12/01/40
	Build New York City Resource Corporation, New York, Revenue Bonds, South Bronx Charter
	School for International Cultures and the Arts Project, Series 2013A:
75	5.000%, 4/15/33	4/23 at 100.00	BB+	76,912
110	5.000%, 4/15/43	4/23 at 100.00	BB+	112,326
100	Build NYC Resource Corporation, New York, Revenue Bonds, Family Life Academy Charter	12/30 at 100.00	N/R	102,701
	School, Series 2020C-1, 5.000%, 6/01/40, 144A
150	Dormitory Authority of the State of New York, General Revenue Bonds, Saint Johns	7/23 at 100.00	A–	155,904
	University, Series 2013A, 5.000%, 7/01/44
1,000	Dormitory Authority of the State of New York, Housing Revenue Bonds, Fashion Institute	No Opt. Call	Baa2	1,144,910
	of Technology, Series 2007, 5.250%, 7/01/34 – FGIC Insured
20	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	22,380
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/31
605	Dormitory Authority of the State of New York, Revenue Bonds, Icahn School of Medicine at	7/25 at 100.00	A–	665,603
	Mount Sinai, Refunding Series 2015A, 5.000%, 7/01/40
290	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/25 at 100.00	Aa2	321,207
	2015A, 5.000%, 7/01/35
1,185	Dormitory Authority of the State of New York, Revenue Bonds, New York University, Series	7/26 at 100.00	Aa2	1,342,878
	2016A, 5.000%, 7/01/39
70	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of	7/29 at 100.00	A1	83,241
	Technology, Series 2019A, 5.000%, 7/01/49
250	Dormitory Authority of the State of New York, Revenue Bonds, Vaughn College of	12/26 at 100.00	BB–	271,222
	Aeronautics & Technology, Series 2016A, 5.500%, 12/01/36, 144A
215	Glen Cove Local Economic Assistance Corporation, New York, Revenue Bonds, Garvies Point	1/34 at 100.00	N/R	215,974
	Public Improvement Project, Capital Appreciation Series 2016C, 5.625%, 1/01/55 (4)
110	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Adelphi	9/23 at 100.00	A–	115,371
	University Project, Series 2013, 5.000%, 9/01/38
295	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	1/31 at 100.00	AA	294,637
	Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/39 –
	AGM Insured
180	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes	9/30 at 100.00	AA	196,607
	Revenue Bonds, Yankee Stadium Project, Series 2020A, 4.000%, 3/01/45
350	New York City Trust for Cultural Resources, New York, Revenue Bonds, Whitney Museum of	No Opt. Call	AA	444,944
	American Art, Refunding Series 2021, 5.000%, 7/01/31
190	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	A2	189,783
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 2,
	2.625%, 9/15/69

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$ 145	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, Bank of	3/29 at 100.00	Baa2	$ 143,910
	America Tower at One Bryant Park Project, Second Priority Refunding Series 2019 Class 3,
	2.800%, 9/15/69
5,610	Total Education and Civic Organizations			6,170,753
	Financials – 1.1% (1.1% of Total Investments)
450	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds,	No Opt. Call	A2	587,147
	Series 2005, 5.250%, 10/01/35
	Health Care – 4.6% (4.8% of Total Investments)
1,100	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group,	3/30 at 100.00	BBB–	1,181,598
	Series 2020A, 4.000%, 9/01/50
1,000	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals	7/30 at 100.00	A	1,102,510
	Obligated Group, Series 2020A, 4.000%, 7/01/50
200	Dutchess County Local Development Corporation, New York, Revenue Bonds, Health Quest	7/26 at 100.00	A–	215,198
	Systems, Inc. Project, Series 2016B, 4.000%, 7/01/41
2,300	Total Health Care			2,499,306
	Industrials – 3.7% (3.8% of Total Investments)
1,865	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade	11/24 at 100.00	N/R	1,987,046
	Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A
	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 7 World Trade
	Center Project, Refunding Green Series 2022A-CL2:
10	3.250%, 9/15/52 (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	9,844
10	3.500%, 9/15/52 (WI/DD, Settling 3/15/22)	3/30 at 100.00	N/R	9,776
1,885	Total Industrials			2,006,666
	Long-Term Care – 0.2% (0.2% of Total Investments)
100	Dormitory Authority of the State of New York, Non-State Supported Debt, Ozanam Hall of	3/22 at 100.00	A2	100,811
	Queens Nursing Home Revenue Bonds, Series 2006, 5.000%, 11/01/31
25	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Saint Ann’s	1/26 at 103.00	N/R	25,623
	Community Project, Series 2019, 5.000%, 1/01/40
125	Total Long-Term Care			126,434
	Materials – 0.3% (0.3% of Total Investments)
160	Build New York City Resource Corporation, New York, Solid Waste Disposal Revenue Bonds,	1/25 at 100.00	N/R	172,910
	Pratt Paper NY, Inc. Project, Series 2014, 5.000%, 1/01/35 (AMT), 144A
	Tax Obligation/General – 8.2% (8.6% of Total Investments)
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Bonds Series	4/30 at 100.00	AA	1,199,500
	2019B, 5.000%, 4/01/49 – AGM Insured
1,000	Nassau County, New York, General Obligation Bonds, General Improvement Series 2021A,	4/31 at 100.00	AA	1,127,080
	4.000%, 4/01/51 – AGM Insured
1,080	New York City, New York, General Obligation Bonds, Fiscal 2017 Series B-1, 5.000%, 12/01/41	12/26 at 100.00	AA	1,229,040
835	New York City, New York, General Obligation Bonds, Fiscal 2020 Series D-1, 4.000%, 3/01/44	3/30 at 100.00	AA	924,913
3,915	Total Tax Obligation/General			4,480,533
	Tax Obligation/Limited – 19.8% (20.7% of Total Investments)
1,000	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds,	3/29 at 100.00	AA+	1,197,350
	General Purpose, Series 2019A. Bidding Group 1,2,3,4, 5.000%, 3/15/46
1,000	Dormitory Authority of the State of New York, State Sales Tax Revenue Bonds, Series	9/25 at 100.00	AA+	1,120,150
	2015B. Group A,B&C, 5.000%, 3/15/35
1,000	Government of Guam, Business Privilege Tax Bonds, Refunding Series 2015D, 5.000%, 11/15/25	No Opt. Call	BB	1,120,210
250	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Green Fiscal 2022	2/32 at 100.00	Aa2	283,668
	Series A, 4.000%, 2/15/44
800	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture	2/27 at 100.00	Aa3	921,016
	Fiscal 2017 Series A, 5.000%, 2/15/38

NXN	Nuveen New York Select Tax-Free Income Portfolio
Portfolio of Investments (continued)
February 28, 2022

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$ 1,000	New York City Transitional Finance Authority, New York, Building Aid Revenue Bonds,	7/25 at 100.00	AA	$ 1,106,660
	Fiscal Series 2015S-2, 5.000%, 7/15/40
1,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	5/23 at 100.00	AAA	1,042,540
	Subordinate Fiscal 2013 Series I, 5.000%, 5/01/38
450	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds,	2/24 at 100.00	AAA	480,663
	Subordinate Fiscal 2014 Series D-1, 5.000%, 2/01/35
1,120	New York State Urban Development Corporation, State Sales Tax Revenue Bonds, Series	9/31 at 100.00	AA+	1,119,619
	2021A, 3.000%, 3/15/50
235	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Restructured	7/28 at 100.00	N/R	263,541
	2018A-1, 5.000%, 7/01/58
315	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/32 at 100.00	N/R	354,841
	Lien Series 2022 A, 4.000%, 5/15/51
750	Triborough Bridge and Tunnel Authority, New York, Payroll Mobility Tax Bonds, Senior	5/31 at 100.00	AA+	912,787
	Lien Subseries 2021A-1, 5.000%, 5/15/51
845	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series	10/22 at 100.00	AA	859,914
	2012A, 5.000%, 10/01/32 – AGM Insured
9,765	Total Tax Obligation/Limited			10,782,959
	Transportation – 21.3% (22.2% of Total Investments)
900	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series	11/24 at 100.00	A3	966,249
	2014D-1, 5.000%, 11/15/39
190	New York Transportation Development Corporation, New York, Facility Revenue Bonds,	10/31 at 100.00	BBB–	206,312
	Thruway Service Areas Project, Series 2021, 4.000%, 10/31/46 (AMT)
980	New York Transportation Development Corporation, New York, Special Facilities Bonds,	7/24 at 100.00	BBB	1,045,866
	LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 5.000%, 7/01/46 (AMT)
	New York Transportation Development Corporation, New York, Special Facility Revenue Bonds,
	American Airlines, Inc. John F Kennedy International Airport Project, Refunding Series 2016:
200	5.000%, 8/01/26 (AMT)	3/22 at 100.00	B	201,996
830	5.000%, 8/01/31 (AMT)	3/22 at 100.00	B	838,283
30	New York Transportation Development Corporation, New York, Special Facility Revenue	8/30 at 100.00	B	35,360
	Bonds, American Airlines, Inc. John F Kennedy International Airport Project, Series 2020,
	5.375%, 8/01/36 (AMT)
85	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	99,003
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020A, 5.000%,
	12/01/37 (AMT)
100	New York Transportation Development Corporation, New York, Special Facility Revenue	12/30 at 100.00	Baa1	117,319
	Bonds, Terminal 4 John F Kennedy International Airport Project, Series 2020C, 5.000%, 12/01/37
	New York Transportation Development Corporation, Special Facility Revenue Bonds, Delta
	Air Lines, Inc. – LaGuardia Airport Terminals C&D Redevelopment Project, Series 2018:
700	5.000%, 1/01/28 (AMT)	No Opt. Call	Baa3	807,149
300	5.000%, 1/01/31 (AMT)	1/28 at 100.00	Baa3	340,440
1,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred	10/25 at 100.00	Aa3	1,121,680
	Ninety-Fourth Series 2015, 5.250%, 10/15/55
1,500	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred	9/28 at 100.00	Aa3	1,774,710
	Eleventh Series 2018, 5.000%, 9/01/48
	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred
	Twenty-One Series 2020:
930	4.000%, 7/15/50 (AMT)	7/30 at 100.00	Aa3	1,006,818
545	4.000%, 7/15/55 (AMT)	7/30 at 100.00	Aa3	588,338
1,000	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,167,250
	Bridges & Tunnels, Refunding Series 2017B, 5.000%, 11/15/36
1,095	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, MTA	5/27 at 100.00	AA–	1,265,700
	Bridges & Tunnels, Series 2017A, 5.000%, 11/15/47
10,385	Total Transportation			11,582,473

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 2.0% (2.1% of Total Investments) (5)
$ 25	Dormitory Authority of the State of New York, Lease Revenue Bonds, State University	7/25 at 100.00	Aa3	$ 27,975
	Dormitory Facilities, Series 2015A, 5.000%, 7/01/33 (Pre-refunded 7/01/25)
1,005	New York City Trust for Cultural Resources, New York, Revenue Bonds, Wildlife	8/23 at 100.00	A+	1,061,501
	Conservation Society, Series 2014A, 5.000%, 8/01/32 (Pre-refunded 8/01/23)
1,030	Total U.S. Guaranteed			1,089,476
	Utilities – 18.4% (19.3% of Total Investments)
200	Buffalo Municipal Water Finance Authority, New York, Water System Revenue Bonds,	7/25 at 100.00	A+	222,486
	Refunding Series 2015A, 5.000%, 7/01/29
35	Guam Power Authority, Revenue Bonds, Series 2012A, 5.000%, 10/01/34	10/22 at 100.00	BBB	35,676
50	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/24 at 100.00	A	54,207
	2014A, 5.000%, 9/01/44
180	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series	9/27 at 100.00	A	207,907
	2017, 5.000%, 9/01/47
3,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second	12/27 at 100.00	AA+	3,534,090
	General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/40
1,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking	6/27 at 100.00	AAA	1,155,710
	Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority
	Projects-Second Resolution Bonds,, 5.000%, 6/15/42
1,000	New York State Environmental Facilities Corporation, State Revolving Funds Revenue	10/30 at 100.00	AAA	1,044,720
	Bonds, 2010 Master Financing Program, Green Series 2020B, 3.000%, 10/15/50
150	Niagara Area Development Corporation, New York, Solid Waste Disposal Facility Revenue	7/23 at 100.00	B1	152,625
	Refunding Bonds, Covanta Energy Project, Series 2018A, 4.750%, 11/01/42 (AMT), 144A
	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2012A:
25	5.500%, 7/01/28	7/22 at 100.00	CCC	25,381
100	5.750%, 7/01/37	7/22 at 100.00	CCC	101,605
80	6.000%, 7/01/47	7/22 at 100.00	CCC	81,346
1,365	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2013TE,	12/23 at 100.00	AAA	1,448,524
	5.000%, 12/15/41
1,750	Utility Debt Securitization Authority, New York, Restructuring Bonds, Series 2016B,	6/26 at 100.00	AAA	1,987,212
	5.000%, 12/15/35
8,935	Total Utilities			10,051,489
$ 46,870	Total Long-Term Investments (cost $49,912,235)			52,220,292
	Other Assets Less Liabilities – 4.2%			2,312,694
	Net Assets Applicable to Common Shares – 100%			$ 54,532,986

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Step-up coupon bond, a bond with a coupon that increases (“steps up”), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
WI/DD	Purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

Statement of Assets and Liabilities

February 28, 2022

	NAN	NRK	NNY	NXN
Assets
Long-term investments, at value (cost $674,129,042, $1,881,198,454,
$171,794,410 and $49,912,235, respectively)	$705,611,336	$1,992,234,306	$181,093,211	$52,220,292
Cash	—	12,955,554	3,516,581	1,931,383
Receivable for:
Interest	8,066,766	20,241,926	1,915,466	595,103
Investments sold	14,320,039	10,128,453	—	—
Other assets	173,206	880,426	308	19,915
Total assets	728,171,347	2,036,440,665	186,525,566	54,766,693
Liabilities
Cash overdraft	237,356	—	—	—
Borrowings	1,000,000	—	—	—
Floating rate obligations	25,825,000	30,800,000	—	—
Payable for:
Dividends	1,377,422	3,976,353	408,887	130,142
Interest	46,980	40,863	—	—
Investments purchased – regular settlement	11,190,400	21,392,301	—	—
Investments purchased – when-issued/delayed-delivery settlement	125,000	370,000	35,000	20,000
Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs (liquidation preference $147,000,000, $—, $— and
$—, respectively)	146,923,988	—	—	—
MuniFund Preferred (“MFP”) Shares, net of deferred offering costs
(liquidation preference $—, $80,000,000, $— and $—, respectively)	—	79,575,443	—	—
Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs (liquidation preference $89,000,000, $663,800,000,
$— and $—, respectively)	88,182,039	661,509,169	—	—
Accrued expenses:
Management fees	325,962	875,421	64,953	10,660
Trustees fees	114,306	436,565	887	20,170
Professional fees	21,982	16,404	29,759	26,668
Custodian fees	91,934	238,539	37,574	16,820
Other	21,909	129,623	39,850	9,247
Total liabilities	275,484,278	799,360,681	616,910	233,707
Commitments and contingencies (as disclosed in Note 8)
Net assets applicable to common shares	$452,687,069	$1,237,079,984	$185,908,656	$54,532,986
Common shares outstanding	30,851,332	87,235,304	18,886,053	3,924,895
Net asset value ("NAV") per common share outstanding	$ 14.67	$ 14.18	$ 9.84	$ 13.89
Net assets applicable to common shares consist of:
Common shares, $0.01 par value per share	$308,513	$872,353	$188,861	$39,249
Paid-in surplus	435,699,659	1,173,637,360	178,431,370	53,856,608
Total distributable earnings (loss)	16,678,897	62,570,271	7,288,425	637,129
Net assets applicable to common shares	$452,687,069	$1,237,079,984	$185,908,656	$54,532,986
Authorized shares:
Common	Unlimited	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	N/A	Unlimited

N/A – Fund is not authorized to issue Preferred shares.

See accompanying notes to financial statements.

Statement of Operations

	NAN	NRK	NNY	NXN
				Eleven Months
	Year Ended	Year Ended	Year Ended	Ended	Year Ended
	2/28/22	2/28/22	2/28/22	2/28/22	3/31/21
Investment income	$ 24,984,431	$ 69,356,215	$5,928,270	$ 1,688,897	$2,044,108
Expenses
Management fees	4,381,358	11,750,689	827,565	131,390	143,486
Interest expense and amortization of offering costs	1,753,424	1,251,696	425	65	93
Liquidity fees	732,726	5,126,614	—	—	—
Remarketing fees	45,118	862,276	—	—	—
Custodian expenses, net	63,442	156,477	26,880	12,891	15,794
Trustees fees	19,925	56,758	6,859	1,582	1,603
Professional fees	77,019	456,754	38,838	30,410	29,520
Shareholder reporting expenses	32,922	65,377	27,487	9,432	14,490
Shareholder servicing agent fees	27,096	30,705	12,132	2,866	2,217
Stock exchange listing fees	8,719	24,657	10,234	6,327	6,560
Investor relations expenses	24,029	64,115	6,238	1,592	2,725
Reorganization expenses	—	—	162,908	—	—
Other	53,002	175,856	17,143	11,186	8,163
Total expenses	7,218,780	20,021,974	1,136,709	207,741	224,651
Net investment income (loss)	17,765,651	49,334,241	4,791,561	1,481,156	1,819,457
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(1,752,725)	(1,491,203)	(35,963)	(167,563)	(132,901)
Change in net unrealized appreciation (depreciation)
of investments	(17,828,292)	(54,784,935)	(4,857,648)	(1,602,549)	1,563,203
Net realized and unrealized gain (loss)	(19,581,017)	(56,276,138)	(4,893,611)	(1,770,112)	1,430,302
Net increase (decrease) in net assets applicable to common
shares from operations	$ (1,815,366)	$ (6,941,897)	$ (102,050)	$ (288,956)	$3,249,759

See accompanying notes to financial statements.

Statement of Changes in Net Assets

	NAN		NRK

	Year Ended	Year Ended	Year Ended	Year Ended
	2/28/22	2/28/21	2/28/22	2/28/21
Operations
Net investment income (loss)	$ 17,765,651	$ 20,100,399	$ 49,334,241	$ 52,571,802
Net realized gain (loss) from investments	(1,752,725)	(3,037,764)	(1,491,203)	(9,759,606)
Change in net unrealized appreciation (depreciation)
of investments	(17,828,292)	(19,727,353)	(54,784,935)	(47,051,572)
Net increase (decrease) in net assets
applicable to common shares
from operations	(1,815,366)	(2,664,718)	(6,941,897)	(4,239,376)
Distributions to Common Shareholders
Dividends	(18,711,334)	(19,004,421)	(50,247,538)	(49,462,419)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(18,711,334)	(19,004,421)	(50,247,538)	(49,462,419)
Capital Share Transactions
Common shares:
Issued in the Reorganization	—	—	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	—	—	—	—
Net increase (decrease) in net assets
applicable to common shares	(20,526,700)	(21,669,139)	(57,189,435)	(53,701,795)
Net assets applicable to common
shares at the beginning of period	473,213,769	494,882,908	1,294,269,419	1,347,971,214
Net assets applicable to common
shares at the end of period	$452,687,069	$473,213,769	$1,237,079,984	$1,294,269,419

See accompanying notes to financial statements.

	NNY			NXN
			Eleven Months
	Year Ended	Year Ended	Ended	Year Ended	Year Ended
	2/28/22	2/28/21	2/28/22	3/31/21	3/31/20
Operations
Net investment income (loss)	$ 4,791,561	$ 4,713,020	$ 1,481,156	$ 1,819,457	$ 1,904,632
Net realized gain (loss) from investments	(35,963)	(579,119)	(167,563)	(132,901)	21,954
Change in net unrealized appreciation (depreciation)
of investments	(4,857,648)	(4,430,558)	(1,602,549)	1,563,203	(443,509)
Net increase (decrease) in net assets
applicable to common shares
from operations	(102,050)	(296,657)	(288,956)	3,249,759	1,483,077
Distributions to Common Shareholders
Dividends	(5,232,998)	(4,928,826)	(1,489,498)	(1,830,963)	(1,860,400)
Decrease in net assets applicable to
common shares from distributions
to common shareholders	(5,232,998)	(4,928,826)	(1,489,498)	(1,830,963)	(1,860,400)
Capital Share Transactions
Common shares:
Issued in the Reorganization	37,121,360	—	—	—	—
Net proceeds from shares issued to shareholders due to
reinvestment of distributions	—	95,855	—	—	—
Net increase (decrease) in net assets
applicable to common shares from
capital share transactions	37,121,360	95,855	—	—	—
Net increase (decrease) in net assets
applicable to common shares	31,786,312	(5,129,628)	(1,778,454)	1,418,796	(377,323)
Net assets applicable to common
shares at the beginning of period	154,122,344	159,251,972	56,311,440	54,892,644	55,269,967
Net assets applicable to common
shares at the end of period	$185,908,656	$154,122,344	$54,532,986	$56,311,440	$54,892,644

See accompanying notes to financial statements.

Statement of Cash Flows

Year Ended February 28, 2022

	NAN	NRK
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$ (1,815,366)	$ (6,941,897)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(131,189,206)	(250,064,453)
Proceeds from sales and maturities of investments	112,604,719	232,201,021
Taxes paid	(13,769)	(29,466)
Amortization (Accretion) of premiums and discounts, net	6,337,866	13,543,450
Amortization of deferred offering costs	56,645	136,923
(Increase) Decrease in:
Receivable for interest	38,767	413,336
Receivable for investments sold	5,513,538	11,803,306
Other assets	(16,337)	(47,153)
Increase (Decrease) in:
Payable for interest	227	2,538
Investments purchased – regular settlement	11,190,400	10,669,088
Investments purchased – when-issued/delayed-delivery settlement	125,000	370,000
Accrued management fees	(13,224)	(34,028)
Accrued Trustees fees	9,051	35,632
Accrued professional fees	(9,822)	(25,925)
Accrued custodian fees	91,934	238,539
Accrued other expenses	(85,422)	(138,384)
Net realized (gain) loss from investments	1,752,725	1,491,203
Change in net unrealized appreciation (depreciation) of investments	17,828,292	54,784,935
Net cash provided by (used in) operating activities	22,406,018	68,408,665
Cash Flow from Financing Activities:
Proceeds from borrowings	1,000,000	14,701,810
Increase (Decrease) in cash overdraft	(4,598,481)	(5,200,762)
(Repayments of) borrowings	—	(14,701,810)
Cash distributions paid to common shareholders	(18,807,537)	(50,252,349)
Net cash provided by (used in) financing activities	(22,406,018)	(55,453,111)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	—	12,955,554
Cash at the beginning of period	—	—
Cash at the end of period	$ —	$ 12,955,554
Supplemental Disclosure of Cash Flow Information	NAN	NRK
Cash paid for interest (excluding amortization of offering costs)	$ 1,690,610	$ 1,092,941

See accompanying notes to financial statements.

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Financial Highlights

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net lated Net			Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NAN
Year Ended 2/28-2/29:
2022	$15.34	$0.58	$(0.64)	$(0.06)	$(0.61)	$ —	$(0.61)	$ —	$14.67	$13.21
2021	16.04	0.65	(0.73)	(0.08)	(0.62)	—	(0.62)	—	15.34	13.92
2020	14.69	0.60	1.33	1.93	(0.58)	—	(0.58)	—	16.04	14.43
2019	14.63	0.61	0.01	0.62	(0.58)	—	(0.58)	0.02	14.69	12.87
2018	14.85	0.67	(0.19)	0.48	(0.70)	—	(0.70)	—	14.63	13.02

NRK
Year Ended 2/28-2/29:
2022	14.84	0.57	(0.65)	(0.08)	(0.58)	—	(0.58)	—	14.18	12.69
2021	15.45	0.60	(0.64)	(0.04)	(0.57)	—	(0.57)	—	14.84	13.44
2020	14.12	0.57	1.30	1.87	(0.54)	—	(0.54)	—	15.45	13.72
2019	14.01	0.57	0.07	0.64	(0.54)	—	(0.54)	0.01	14.12	12.36
2018	14.21	0.62	(0.20)	0.42	(0.62)	—	(0.62)	—	14.01	12.31

(a) Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

(0.55)%	(1.06)%	$452,687	1.51%	3.71%	16%
(0.40)	0.90	473,214	1.70	4.29	23
13.33	16.81	494,883	2.34	3.90	8
4.46	3.49	453,180	2.45	4.16	23
3.19	(0.44)	455,375	2.10	4.43	14

(0.70)	(1.55)	1,237,080	1.53	3.77	11
(0.16)	2.31	1,294,269	1.80	4.10	22
13.47	15.57	1,347,971	2.33	3.89	12
4.75	5.01	1,231,771	2.51	4.08	21
2.90	(0.18)	1,227,358	2.13	4.28	13

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense		Ratios of Interest Expense
	to Average Net Assets Applicable		to Average Net Assets Applicable
	to Common Shares		to Common Shares

NAN		NRK
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2022	0.53%	2022	0.55%
2021	0.70	2021	0.80
2020	1.33	2020	1.37
2019	1.42	2019	1.52
2018	1.07	2018	1.14

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.

See accompanying notes to financial statements.

Financial Highlights (continued)

Selected data for a common share outstanding throughout each period:

					Less Distributions to
		Investment Operations			Common Shareholders			Common Share
						From		Discount
	Beginning	Net	Net		From	Accumu-		Per
	Common	Investment	Realized/		Net	lated Net		Share		Ending
	Share	Income	Unrealized		Investment	Realized		Repurchased	Ending	Share
	NAV	(Loss)	Gain (Loss)	Total	Income	Gains	Total	and Retired	NAV	Price
NNY
Year Ended 2/28-2/29:
2022	$10.11	$0.26	$(0.24)	$0.02	$(0.29)	$ —	$(0.29)	$ —	$9.84	$9.27
2021	10.46	0.31	(0.34)	(0.03)	(0.32)	—	(0.32)	—	10.11	9.63
2020	9.87	0.35	0.59	0.94	(0.35)	—	(0.35)	—	10.46	10.36
2019	9.81	0.36	0.06	0.42	(0.36)	—	(0.36)	—	9.87	9.67
2018	9.89	0.37	(0.07)	0.30	(0.38)	—	(0.38)	—	9.81	9.26

NXN
Year Ended 2/28-2/29:
2022(d)	14.35	0.38	(0.46)	(0.08)	(0.38)	—	(0.38)	—	13.89	12.92
Year Ended 3/31:
2021	13.99	0.46	0.37	0.83	(0.47)	—	(0.47)	—	14.35	14.50
2020	14.08	0.49	(0.11)	0.38	(0.47)	—	(0.47)	—	13.99	12.65
2019	13.93	0.50	0.15	0.65	(0.50)	—	(0.50)	—	14.08	13.52
2018	14.04	0.52	(0.09)	0.43	(0.54)	—	(0.54)	—	13.93	12.98
2017	14.53	0.55	(0.49)	0.06	(0.55)	—	(0.55)	—	14.04	13.69

(a)	Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

			Common Share Supplemental Data/
			Ratios Applicable to Common Shares
Common Share
Total Returns			Ratios to Average Net Assets(b)

	Based	Ending
Based	on	Net		Net	Portfolio
on	Share	Assets		Investment	Turnover
NAV(a)	Price(a)	(000)	Expenses	Income (Loss)	Rate(c)

0.10%	(0.91)%	$185,909	0.60%	2.55%	10%
(0.17)	(3.94)	154,122	0.57	3.08	24
9.72	10.93	159,252	0.59	3.45	7
4.37	8.52	150,281	0.59	3.63	17
3.01	(0.80)	149,313	0.60	3.69	12

(0.62)	(8.43)	54,533	0.40*	2.86*	16

5.98	18.66	56,311	0.40	3.25	14
2.69	(3.18)	54,893	0.43	3.39	5
4.80	8.26	55,270	0.42	3.59	16
3.05	(1.41)	54,679	0.43	3.64	17
0.40	1.26	55,120	0.44	3.83	29

(b)	• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to preferred shares issued by the Fund, where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to preferred shares (as described in Note 5 – Fund Shares) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Note 4 – Portfolio Securities and Investments in Derivatives), where applicable, as follows:

	Ratios of Interest Expense		Ratios of Interest Expense
	to Average Net Assets Applicable	to Average Net Assets Applicable
	to Common Shares		to Common Shares

NNY		NXN
Year Ended 2/28-2/29:		Year Ended 2/28-2/29:
2022	—%**	2022(d)	—%*
2021	—**	Year Ended 3/31:
2020	0.02	2021	—**
2019	0.02	2020	0.02
2018	0.03	2019	0.02
		2018	0.02
		2017	0.02

(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(d)	For the eleven months ended February 28, 2022.
*	Annualized.
**	Rounds to less than 0.01%.

See accompanying notes to financial statements.

Financial Highlights (continued)

									AMTP, MFP,
									VMTP
									and/or
	AMTP Shares		MFP Shares		VMTP Shares		VRDP Shares		VRDP Shares
	at the		at the		at the		at the		at the End
	End of Period		End of Period		End of Period		End of Period		of Period
	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Aggregate	Asset	Asset
	Amount	Coverage	Amount	Coverage	Amount Coverage		Amount	Coverage	Coverage
	Out-	Per	Out-	Per	Out-	Per	Out-	Per	Per $1
	standing	$100,000	standing	$100,000	standing	$100,000	standing	$100,000	Liquidation
	(000)	Share	(000)	Share	(000)	Share	(000)	Share	Preference
NAN
Year Ended 2/28-2/29:
2022	$147,000	$291,007	$ — $	—	$ —	$ —	$89,000	$291,007	$2.91
2021	147,000	300,514	—	—	—	—	89,000	300,514	3.01
2020	147,000	309,696	—	—	—	—	89,000	309,696	3.10
2019	147,000	292,026	—	—	—	—	89,000	292,026	2.92
2018	—	—	—	—	147,000	292,955	89,000	292,955	2.93

NRK
Year Ended 2/28-2/29:
2022	—	—	80,000	266,319	—	—	663,800	266,319	2.66
2021	—	—	80,000	274,008	—	—	663,800	274,008	2.74
2020	—	—	80,000	281,228	—	—	663,800	281,228	2.81
2019	—	—	80,000	265,605	—	—	663,800	265,605	2.66
2018	—	—	80,000	265,012	—	—	663,800	265,012	2.65

See accompanying notes to financial statements.

Notes to
Financial Statements

1. General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):

• Nuveen New York Quality Municipal Income Fund (NAN)

• Nuveen New York AMT-Free Quality Municipal Income Fund (NRK)

• Nuveen New York Municipal Value Fund (NNY)

• Nuveen New York Select Tax-Free Income Portfolio (NXN)

The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as diversified closed-end management investment companies. NAN, NRK and NXN were organized as Massachusetts business trusts on December 1, 1998, April 9, 2002 and March 30, 1992, respectively. NNY was organized as a Massachusetts business trust on April 12, 2021(previously organized as a Minnesota trust on July 14, 1987).

Change in Fiscal and Tax Year End for NXN

Effective February 24, 2022, NXN’s fiscal and tax year end changed from March 31 to February 28/29 as approved by the Fund’s Board of Trustees (the “Board”). As a result, NXN has prepared an annual report for the period April 1, 2021 through February 28, 2022 (the “eleven months ended February 28, 2022”).

Current Fiscal Period

The end of the reporting period for the Funds is February 28, 2022. The period covered by these Notes to Financial Statements for NAN, NRK and NNY is the fiscal year ended February 28, 2022 and for NXN the eleven months ended February 28, 2022 (the “current fiscal period”).

Investment Adviser and Sub-Adviser

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Fund Reorganization

Effective prior to the opening of business on April 12, 2021, Nuveen New York Municipal Value Fund 2 (NYV) (the “Target Fund”) was reorganized into NNY (the “Acquiring Fund”) (the “Reorganization”).

For accounting and performance reporting purposes, the Acquiring Fund is the survivor.

Upon the closing of the Reorganization, the Target Fund transferred its assets to the Acquiring Fund in exchange for common shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund was then liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of the Target Fund became shareholders of the Acquiring Fund. Holders of common shares of the Target Fund received newly issued common shares of the Acquiring Fund, the aggregate net asset value (“NAV”) of which was equal to the aggregate NAV of the common shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders were entitled). Details of the Reorganization are further described in Note 10 – Fund Reorganization.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for

Notes to Financial Statements (continued)

rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Other Matters

The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.

2. Significant Accounting Policies

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows the accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.

Compensation

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Custodian Fee Credit

As an alternative to overnight investments, each Fund has an arrangement with its custodian bank, State Street Bank and Trust Company, (the “Custodian”) whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the Custodian. The amount of custodian fee credit earned by a Fund is recognized on the Statement of Operations as a component of “Custodian expenses, net.” During the current reporting period, the custodian fee credit earned by each Fund was as follows:

	NAN	NRK	NNY	NXN
Custodian Fee Credit	$173	$571	$288	$43

Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications

Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Investments and Investment Income

Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 – Portfolio Securities and Investments in Derivatives.

New Accounting Pronouncements and Rule Issuances

Reference Rate Reform

In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Funds’ financial statements and various filings.

Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework

In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Funds’ financial statements.

3. Investment Valuation and Fair Value Measurements

The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:

Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing

Notes to Financial Statements (continued)

certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.

Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.

The following table summarizes the market value of the Funds’ investments as of the end of the reporting period, based on the inputs used to value them:

NAN	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$705,611,336	$ —	$705,611,336
NRK
Long-Term Investments*:
Municipal Bonds	$ —	$1,992,234,306	$ —	$1,992,234,306
NNY
Long-Term Investments*:
Municipal Bonds	$ —	$181,093,211	$ —	$181,093,211
NXN
Long-Term Investments*:
Municipal Bonds	$ —	$52,220,292	$ —	$52,220,292
* Refer to the Fund’s Portfolio of Investments for industry classifications.

The Funds hold liabilities in floating rate obligations and preferred shares, where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 – Portfolio Securities and Investments in Derivatives. The fair values of the Funds’ liabilities for preferred shares approximate their liquidation preference. Preferred shares are generally classified as Level 2 and further described in Note 5 – Fund Shares.

4. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of one or more Funds. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as one or more of the Funds. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.

The Inverse Floater held by a Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.

The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). A Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.

In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF) – Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.

Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.

As of the end of the reporting period, the aggregate value of Floaters issued by each Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations Outstanding	NAN	NRK	NNY	NXN
Floating rate obligations: self-deposited Inverse Floaters	$25,825,000	$30,800,000	$ —	$ —
Floating rate obligations: externally-deposited Inverse Floaters	13,950,000	—	—	—
Total	$39,775,000	$30,800,000	$ —	$ —

During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rate and fees related to self-deposited Inverse Floaters, were as follows:

Self-Deposited Inverse Floaters	NAN	NRK	NNY	NXN
Average floating rate obligations outstanding	$25,825,000	$30,800,000	$ —	$ —
Average annual interest rate and fees	0.55%	0.59%	—%	—%

TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond is not sufficient to pay the purchase price of the Floaters.

The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.

As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.

Notes to Financial Statements (continued)

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

As of the end of the reporting period, each Fund’s maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:

Floating Rate Obligations — Recourse Trusts	NAN	NRK	NNY	NXN
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$25,825,000	$30,800,000	$ —	$ —
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	13,950,000	—	—	—
Total	$39,775,000	$30,800,000	$ —	$ —

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period were as follows:

	NAN	NRK	NNY	NXN
Purchases	$131,189,206	$250,064,453	$18,890,890	$9,676,947
Sales and maturities	112,604,719	232,201,021	17,754,927	8,495,420

The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives

In addition to the inverse floating rate securities in which each Fund may invest, which are considered portfolio securities for financial reporting purposes, each Fund is authorized to invest in certain other derivative instruments such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Funds are authorized to invest in derivative instruments and may do so in the future, they did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

5. Fund Shares

Common Share Transactions

Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

		NNY
	Year		Year
	Ended		Ended
	2/28/22		2/28/21
Common shares:
Issued in the Reorganization	3,645,310		—
Issued to shareholders due to reinvestment of distributions	—		9,453

Preferred Shares

Adjustable Rate MuniFund Term Preferred Shares

NAN has issued and has outstanding Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, with a $100,000 liquidation preference per share. AMTP Shares are issued via private placement and are not publicly available.

The details of NAN’s AMTP Shares outstanding as of the end of the reporting period, were as follows:

				Liquidation
				Preference,
				net of
		Shares	Liquidation	deferred
Fund	Series	Outstanding	Preference	offering costs
NAN	2028	1,470	$147,000,000	$146,923,988

The Fund is obligated to redeem its AMTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed by the Fund. AMTP Shares are subject to optional and mandatory redemption in certain circumstances. The AMTP Shares may be redeemed at the option of the Fund, subject to payment of premium for approximately six months following the date of issuance (“Premium Expiration Date”), and at the redemption price per share thereafter. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

AMTP Shares are short-term or short/intermediate-term instruments that pay a variable dividend rate tied to a short-term index, plus an additional fixed “spread” amount which is initially established at the time of issuance and may be adjusted in the future based upon a mutual agreement between the majority owner and the Fund. From time-to-time the majority owner may propose to the Fund an adjustment to the dividend rate. Should the majority owner and the Fund fail to agree upon an adjusted dividend rate, and such proposed dividend rate adjustment is not withdrawn, the Fund will be required to redeem all outstanding shares upon the end of a notice period.

In addition, the Fund may be obligated to redeem a certain amount of the AMTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The Term Redemption Date and Premium Expiration Date for the Fund’s AMTP Shares are as follows:

	Notice		Term	Premium
Fund	Period	Series	Redemption Date	Expiration Date
NAN	360-day	2028	December 1, 2028*	November 30, 2019

* Subject to early termination by either the Fund or the holder.

The average liquidation preference of AMTP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NAN
Average liquidation preference of AMTP Shares outstanding	$147,000,000
Annualized dividend rate	0.97%

Notes to Financial Statements (continued)

AMTP Shares are subject to restrictions on transfer, generally do not trade, and market quotations are generally not available. The fair value of AMTP Shares is expected to be approximately their liquidation preference so long as the fixed “spread” on the AMTP Shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market environment. In present market conditions, the Funds’ Adviser has determined that the fair value of AMTP Shares is approximately their liquidation preference, but their fair value could vary if market conditions change materially. For financial reporting purposes, the liquidation preference of AMTP Shares is a liability and is recognized as a component of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities.

AMTP Share dividends are treated as interest payments for financial reporting purposes. Unpaid dividends on AMTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on AMTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Costs incurred in connection with the Fund’s offering of AMTP Shares were recorded as deferred charges which are amortized over the life of the shares and are recognized as components of “Adjustable Rate MuniFund Term Preferred (“AMTP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

MuniFund Preferred Shares

NRK has issued and has outstanding MuniFund Preferred (“MFP”) Shares, with a $100,000 liquidation preference per share. These MFP Shares were issued via private placement and are not publically available.

The Fund is obligated to redeem its MFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. MFP Shares are initially issued in a pre-specified mode, however, MFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within MFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the MFP Share.

•	Variable Rate Remarketed Mode (“VRRM”) – Dividends for MFP Shares within this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. Shareholders have the ability to request a best-efforts tender of their shares upon seven days notice. If the remarketing agent is unable to identify an alternative purchaser, the shares will be retained by the shareholder requesting tender and the subsequent dividend rate will increase to its step-up dividend rate. If after one consecutive year of unsuccessful remarketing attempts, the Fund will be required to designate an alternative mode or redeem the shares.

The Fund will pay a remarketing fee on the aggregate principal amount of all MFP Shares while designated in VRRM. Payments made by the Fund to the remarketing agent are recognized as “Remarketing fees” on the Statement of Operations.

•	Variable Rate Mode (“VRM”) – Dividends for MFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the MFP Shares.

The fair value of MFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread” being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.

•	Variable Rate Demand Mode (“VRDM”) – Dividends for MFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the MFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, with which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.

The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all MFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.

For financial reporting purposes, the liquidation preference of MFP Shares is recorded as a liability and is recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the MFP Shares are treated as interest payments for financial reporting purposes. Unpaid dividends on MFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on MFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Subject to certain conditions, MFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain MFP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.

Costs incurred in connection with the Fund’s offering of MFP Shares were recorded as deferred charges which are amortized over the life of the shares. These offering costs are recognized as a component of “MuniFund Preferred (“MFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.

As of the end of the reporting period, details of the Fund’s MFP Shares outstanding were as follows:

				Liquidation
				Preference,
		Shares	Liquidation	net of deferred	Term		Mode
Fund	Series	Outstanding	Preference	offering costs	Redemption Date	Mode	Termination Date
NRK	A	800	$80,000,000	$79,575,443	May 1, 2047	VRRM	May 1, 2047

The average liquidation preference of MFP Shares outstanding and annualized dividend rate for the Fund during the current fiscal period were as follows:

NRK
Average liquidation preference of MFP Shares outstanding	$80,000,000
Annualized dividend rate	0.31%

Variable Rate Demand Preferred Shares

The following Funds have issued and have outstanding Variable Rate Demand Preferred (“VRDP”) Shares, with a $100,000 liquidation preference per share. VRDP Shares are issued via private placement and are not publicly available.

As of the end of the reporting period, NAN and NRK had $88,182,039 and $661,509,169 VRDP Shares at liquidation preference, net of deferred offering costs, respectively. Further details of each Fund’s VRDP Shares outstanding as of the end of the reporting period, were as follows:

		Shares	Remarketing	Liquidation
Fund	Series	Outstanding	Fees*	Preference	Maturity
NAN	1	890	0.05%	$ 89,000,000	March 1, 2040
NRK
	1	1,123	0.10%	$112,300,000	August 1, 2040
	2	1,648	0.10%	$164,800,000	August 1, 2040
	3	1,617	0.10%	$161,700,000	December 1, 2040
	4	500	0.10%	$ 50,000,000	June 1, 2040
	5	1,750	0.05%	$175,000,000	June 1, 2046

* Remarketing fees as a percentage of the aggregate principal amount of all VRDP Shares outstanding for each series.

VRDP Shares include a liquidity feature that allows VRDP shareholders to have their shares purchased by a liquidity provider with whom each Fund has contracted in the event that the VRDP Shares are not able to be successfully remarketed. Each Fund is required to redeem any VRDP Shares that are still owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Each Fund pays an annual remarketing fee on the aggregate principal amount of all VRDP Shares outstanding. Each Fund’s VRDP Shares have successfully remarketed since issuance.

Dividends on the VRDP Shares (which are treated as interest payments for financial reporting purposes) are set at a rate established by a remarketing agent; therefore, the market value of the VRDP Shares is expected to approximate its liquidation preference. In the event that VRDP Shares are unable to be successfully remarketed, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the VRDP Shares.

Subject to certain conditions, VRDP Shares may be redeemed, in whole or in part, at any time at the option of each Fund. Each Fund may also redeem certain of the VRDP Shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but unpaid dividends.

Notes to Financial Statements (continued)

The average liquidation preference of VRDP Shares outstanding and annualized dividend rate for each Fund during the current fiscal period were as follows:

	NAN	NRK
Average liquidation preference of VRDP Shares outstanding	$89,000,000	$663,800,000
Annualized dividend rate	0.13%	0.10%

For financial reporting purposes, the liquidation preference of VRDP Shares is a liability and is recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Unpaid dividends on VRDP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities, when applicable. Dividends accrued on VRDP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Costs incurred by the Funds in connection with their offerings of VRDP Shares were recorded as a deferred charge, which are amortized over the life of the shares and are recognized as a component of “Variable Rate Demand Preferred (“VRDP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offerings costs” on the Statement of Operations. In addition to interest expense, each Fund also pays a per annum liquidity fee to the liquidity provider, as well as a remarketing fee, which are recognized as “Liquidity fees” and “Remarketing fees,” respectively, on the Statement of Operations.

Preferred Share Transactions

The Funds did not have any transactions in preferred shares during the current and prior fiscal period.

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, and in the case of NRK, the alternative minimum tax applicable to individuals, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund's federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund's tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund's financial statements.

Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to nondeductible offering costs, nondeductible reorganization expenses, reorganization adjustments, taxable market discount, and taxes paid. Temporary and permanent differences have no impact on a Fund's net assets.

As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation
Fund	Tax Cost	Appreciation	(Depreciation)	(Depreciation)
NAN	$ 648,224,214	$ 35,702,420	$ (4,140,135)	$ 31,562,285
NRK	1,850,963,213	121,603,261	(11,132,014)	110,471,247
NNY	171,775,305	10,198,990	(881,084)	9,317,906
NXN	49,924,172	2,579,768	(283,648)	2,296,120

For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.

As of year end, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized			Other
	Tax-Exempt	Ordinary	Long-Term	Appreciation	Capital Loss	Late-Year Loss	Book-to-Tax
Fund	Income[1]	Income	Capital Gains	(Depreciation)	Carryforwards	Deferrals	Differences	Total
NAN	$2,216,938	$106,346	$ —	$31,562,285	$(15,710,382)	$ —	$(1,496,290)	$16,678,897
NRK	6,371,738	—	—	110,471,247	(50,085,419)	—	(4,187,295)	62,570,271
NNY	269,263	48,050	—	9,317,906	(1,912,415)	—	(434,379)	7,288,425
NXN	67,712	4,563	—	2,296,120	(1,595,857)	—	(135,409)	637,129

1 Undistributed tax-exempt income (on a tax basis) has not been reduced for the dividend declared on February 1, 2022, and paid on March 1, 2022.

The tax character of distributions paid were as follows:

	February 28, 2022			February 28, 2021
	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term
Fund	Income[1]	Income	Capital Gains	Income	Income	Capital Gains
NAN	$18,604,540	$106,794	$ —	$18,825,298	$179,123	$ —
NRK	50,236,043	11,495	—	49,044,789	417,630	—
NNY	5,192,261	40,737	—	4,884,130	44,696	—

	Eleven Months Ended February 28, 2022			March 31, 2021			March 31, 2020
	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term	Tax-Exempt	Ordinary	Long-Term
Fund	Income[1]	Income	Capital Gains	Income	Income	Capital Gains	Income	Income	Capital Gains
NXN	$1,488,830	$668	$ —	$1,830,963	$ —	$ —	$1,852,487	$7,913	$ —

1 Each Fund designates these amounts paid during the period as Exempt Interest Dividends.

As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
NAN[1]	$14,014,068	$1,696,314	$15,710,382
NRK	49,974,025	111,394	50,085,419
NNY	1,838,280	74,135	1,912,415
NXN	1,306,743	289,114	1,595,857

1 A portion of NAN’s capital loss carryforward is subject to an annual limitation under the Internal Revenue Code and related regulations.

7. Management Fees and Other Transactions with Affiliates

Management Fees

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components — a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser and for NNY a gross interest income component. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

NNY pays an annual fund-level fee, payable monthly, of 0.15% of the average daily net assets of the Fund, as well as 4.125% of the gross interest income (excluding interest on bonds underlying a “self-deposited inverse floater” trust that is attributed to the Fund over and above the net interest earned on the inverse floater itself) of the Fund.

Notes to Financial Statements (continued)

The annual fund-level fee, payable monthly, for NAN and NRK is calculated according to the following schedule:

Average Daily Managed Assets*	NAN	NRK
For the first $125 million	0.4500%	0.4500%
For the next $125 million	0.4375	0.4375
For the next $250 million	0.4250	0.4250
For the next $500 million	0.4125	0.4125
For the next $1 billion	0.4000	0.4000
For the next $3 billion	0.3750	0.3750
For managed assets over $5 billion	0.3625	0.3625

The annual fund-level fee, payable monthly, for NXN is calculated according to the following schedule:

NXN
Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	0.1000%
For the next $125 million	0.0875
For the next $250 million	0.0750
For the next $500 million	0.0625
For the next $1 billion	0.0500
For the next $3 billion	0.0250
For managed assets over $5 billion	0.0125

The annual complex-level fee, payable monthly, for each Fund is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets (net assets for NNY and NXN):

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. As of February 28, 2022, the complex-level fee for each Fund was 0.1540%.

Other Transactions with Affiliates

Each Fund is permitted to purchase or sell securities from or to certain other funds or accounts managed by the Sub-Adviser (“Affiliated Entity”) under specified conditions outlined in procedures adopted by the Board (“cross-trade”). These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to an Affiliated Entity by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. These transactions are effected at the current market price (as provided by an independent pricing service) without incurring broker commissions.

During the current fiscal period, the Funds engaged in cross-trades pursuant to these procedures as follows:

Cross-Trades	NAN	NRK	NNY	NXN
Purchases	$10,202,525	$20,934,508	$ —	$1,115,030
Sales	10,188,617	21,102,860	—	1,113,510
Realized gain (loss)	(427,174)	(969,075)	—	(54,859)

8. Commitments and Contingencies

In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts and certain agreements related to preferred shares, which are each described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.

From time to time, the Funds may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds' financial statements.

9. Borrowing Arrangements

Committed Line of Credit

The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for temporary purposes (other than on-going leveraging for investment purposes). Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.

The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, the following Funds utilized this facility. Each Fund’s maximum outstanding balance during the utilization period was as follows:

	NAN	NRK
Maximum outstanding balance	$1,000,000	$11,500,000

During each Fund’s utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:

	NAN	NRK
Utilization period (days outstanding)	13	28
Average daily balance outstanding	$1,000,000	$9,796,622
Average annual interest rate	1.28%	1.28%

Borrowings outstanding as of the end of the reporting period, if any, are recognized as “Borrowings” on the Statement of Assets and Liabilities, where applicable.

Notes to Financial Statements (continued)

Inter-Fund Borrowing and Lending

The SEC has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

10. Fund Reorganization

The Reorganization as previously described in Note 1 — General Information was structured to qualify as a tax-free reorganization under the Internal Revenue Code for federal income tax purposes, and the Target Fund’s shareholders recognized no gain or loss for federal income tax purposes as a result. Prior to the closing of the Reorganization, the Target Fund distributed all of its net investment income and capital gains, if any. Such a distribution may be taxable to the Target Fund’s shareholders for federal income tax purposes.

Investments

The cost, fair value and net unrealized appreciation (depreciation) of the investments (including investments in derivatives) of the Target Fund as of the date of the Reorganization, were as follows:

NYV
Cost of investments	$32,385,261
Fair value of investments	36,537,834
Net unrealized appreciation (depreciation) of investments	4,152,573

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Common Shares

The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the Reorganization were as follows:

Target Fund – Prior to Reorganization	NYV
Common shares outstanding	2,349,612
Net assets applicable to common shares	$37,121,360
NAV per common share outstanding	$ 15.80
Acquiring Fund – Prior to Reorganization	NNY
Common shares outstanding	15,240,743
Net assets applicable to common shares	$155,201,778
NAV per common share outstanding	$ 10.18
Acquiring Fund – Post Reorganization	NNY
Common shares outstanding	18,886,053
Net assets applicable to common shares	$192,323,138
NAV per common share outstanding	$ 10.18

Pro Forma Results of Operations (Unaudited)

The beginning of the Target Fund’s current fiscal period was March 1, 2021. Assuming the Reorganization had been completed on March 1, 2021, the beginning of the Acquiring Fund’s current fiscal period, the pro forma results of operations for the current fiscal period, are as follows:

Acquiring Fund – Pro Forma Results from Operations	NNY
Net investment income (loss)	$ 4,876,864
Net realized and unrealized gains (losses)	(4,272,777)
Change in net assets resulting from operations	604,087

Because the combined investment portfolio for the Reorganization has been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statement of Operations for the Acquiring Fund since the Reorganization was consummated.

Cost and Expenses

In connection with the Reorganization, the Acquiring Fund incurred certain associated costs and expenses. Such amounts were included as components of “Accrued other expenses” on the Statement of Assets and Liabilities and “Reorganization expenses” on the Statement of Operations.

Shareholder Update (Unaudited)

CURRENT INVESTMENT OBJECTIVES, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUNDS

NUVEEN NEW YORK QUALITY MUNICIPAL INCOME FUND (NAN)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income tax and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser and/or the Fund’s sub-adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes.

The Fund primarily invests in municipal securities with long- or intermediate-term maturities in order to maintain a weighted average maturity of at least 15 to 30 years, but the average weighted maturity of obligations held by the Fund may be shortened, depending on market conditions. As a result, the Fund’s portfolio may include long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one nationally recognized statistical rating organization (an “NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund also may invest up to 15% of its Managed Assets in inverse floating rate securities
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”) that invest primarily in municipal securities of the types in which the Fund may invest directly.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s investment objectives and its policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal, New York State and New York City income taxes, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by tender option bond trusts (“TOB trusts”), including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City personal income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The Fund may also invest in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to noncorporate taxpayers (“AMT Bonds”). AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

Shareholder Update (Unaudited) (continued)

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and municipal market data rate locks (“MMD Rate Locks”)), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of preferred shares of beneficial interest (“Preferred Shares”) and investments in inverse floating rate securities. The Fund may borrow money (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which municipal obligations are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN NEW YORK AMT-FREE QUALITY MUNICIPAL INCOME FUND (NRK)

Investment Objectives

The Fund’s investment objectives are to provide current income exempt from regular federal, New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals and to enhance portfolio value relative to the municipal bond market by investing in tax-exempt municipal bonds that the Fund’s investment adviser believes are underrated or undervalued or that represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals.

As a non-fundamental policy, under normal circumstances, the Fund will invest 100% of its Managed Assets (as defined below) in municipal securities and other related investments the income from which is exempt from the federal alternative minimum tax applicable to individuals at the time of purchase.

The Fund will invest primarily in municipal securities with long-term maturities in order to maintain an average effective maturity of 15 to 30 years, including the effects of leverage, but the average effective maturity of obligations held by the Fund may be lengthened or shortened as a result of portfolio transactions effected by the Fund’s investment adviser and/or the Fund’s sub-adviser, depending on market conditions and on an assessment by the portfolio manager of which segments of the municipal securities markets offer the most favorable relative investment values and opportunities for tax-exempt income and total return. As a result, the Fund’s portfolio at any given time may include both long-term and intermediate-term municipal securities.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in investment grade municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade (Ba or BB or lower) or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s policy of investing at least 80% of its Assets in municipal securities and other related investments the income from which is exempt from regular federal and New York State and New York City income taxes and from the federal alternative minimum tax applicable to individuals, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from U.S. federal income tax and New York State and New York City income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality in New York, or a political subdivision or agency or instrumentality of such State or municipality, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by the Investment Adviser to be reliable), is exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax. The Fund may invest in municipal bonds issued by United States territories and possessions (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City personal income taxes and the federal alternative minimum tax.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

Shareholder Update (Unaudited) (continued)

The Fund may invest in private activity bonds. Private activity bonds, formerly referred to as industrial development bonds, are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The Fund’s distributions of its interest income from private activity bonds may subject certain investors to the federal alternative minimum tax applicable to individuals. However, the Fund will only invest in private activity bonds that are not subject to the federal alternative minimum tax.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in municipal securities of the types in which the Fund may invest directly.

Use of Leverage

The Fund uses leverage to pursue its investment objectives. The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of Preferred Shares and investments in inverse floating rate securities. The Fund may borrow (including reverse repurchase agreements) from banks for temporary or emergency purposes, or to repurchase its shares. In addition, the Fund may also use certain derivatives that have the economic effect of leverage by creating additional investment exposure. The amount and sources of leverage will vary depending on market conditions.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of 15 to 30 years and the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN NEW YORK MUNICIPAL VALUE FUND (NNY) (formerly known as NUVEEN NEW YORK MUNICIPAL VALUE FUND, INC.)

Investment Objectives

The Fund’s primary investment objective is to provide, through investment in a professionally managed portfolio of tax-exempt New York municipal obligations, current interest income exempt from both federal and New York State and New York City personal income taxes. The Fund’s secondary investment objective is to achieve enhancement of portfolio value through investments in tax-exempt New York municipal obligations that, in the opinion of the Fund’s investment adviser and/or the Fund’s sub-adviser, are underrated or represent municipal market sectors that are undervalued.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

•	The Fund will invest at least 80% of its Managed Assets in municipal securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser. Investment grade securities may include securities that, at the time of investment, are rated below investment grade, so long as at least one NRSRO rates such securities within the four highest grades (such securities are commonly referred to as split-rated securities).
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.
•	The Fund may invest up to 20% of its Managed Assets in municipal securities that pay interest that is taxable under the federal alternative minimum tax applicable to individuals.
•	The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.
•	The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.
•	The Fund may invest in distressed securities but may not invest in the securities of an issuer which, at the time of investment, is in default on its obligations to pay principal or interest thereon when due or that is involved in a bankruptcy proceeding (i.e., rated below C-, at the time of investment); provided, however, that the Fund’s investment adviser and/or the Fund’s sub-adviser may determine that it is in the best interest of shareholders in pursuing a workout arrangement with issuers of defaulted securities to make loans to the defaulted issuer or another party, or purchase a debt, equity or other interest from the defaulted issuer or another party, or take other related or similar steps involving the investment of additional monies, but only if that issuer’s securities are already held by the Fund.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objectives, (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which is exempt from regular federal, New York State and New York City income taxes and (iii) policy (as described below) that it will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from federal, New York State and New York City income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular U.S. federal income tax and New York State and New York City income taxes.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal, New York State and New York City income taxes, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal, New York State and New York City income taxes.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the

Shareholder Update (Unaudited) (continued)

construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as Preferred Shares or debt instruments, except in connection with bank borrowing and derivatives transactions (subject to certain investment restrictions). However, the Fund may borrow (including reverse repurchase agreements) for temporary, emergency or other purposes as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities that have the economic effect of leverage. The Fund may source leverage through investments in inverse floating rate securities, which have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the Fund may not achieve its investment objectives.

Shareholder Update (Unaudited) (continued)

NUVEEN NEW YORK SELECT TAX-FREE INCOME PORTFOLIO (NXN)

Investment Objective

The Fund’s investment objective is to provide stable dividends exempt from regular federal income tax, as well as New York State and New York City personal income tax, consistent with preservation of capital.

Investment Policies

As a fundamental policy, under normal circumstances, the Fund invests at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax.

The Fund may invest up to 20% of its Managed Assets in municipal securities that are subject to the federal alternative minimum tax (“AMT Bonds”).

The Fund generally invests in municipal securities with an average effective maturity of approximately 18-28 years, but it may be shortened or lengthened, depending on market conditions and on an assessment by the Fund’s portfolio manager of which segments of the municipal securities market offer the most favorable relative investment values and opportunities for tax-exempt income and total return.

“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes. “Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.

Under normal circumstances:

• The Fund will invest at least 80% of its Managed Assets in investment grade securities that, at the time of investment, are rated within the four highest grades (Baa or BBB or better) by at least one NRSRO or are unrated but judged to be of comparable quality by the Fund’s sub-adviser. A security is considered investment grade if it is rated within the four highest letter grades by at least one NRSRO that rate such securities (even if rated lower by another), or if it is unrated but judged to be of comparable quality by the Fund’s sub-adviser.

• The Fund may invest up to 20% of its Managed Assets in municipal securities that at the time of investment are rated below investment grade or are unrated but judged to be of comparable quality by the Fund’s investment adviser and/or the Fund’s sub-adviser.

• No more than 10% of the Fund’s Managed Assets may be invested in municipal securities rated below B3/B- by all NRSROs that rate the security or that are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

• The Fund may invest up to 15% of its Managed Assets in inverse floating rate securities.

• The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly.

• The Fund will not invest more than 25% of its total assets in municipal securities in any one industry.

The foregoing policies apply only at the time of any new investment.

Approving Changes in Investment Policies

The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, the Fund’s (i) investment objective and (ii) policy of investing at least at least 80% of its Assets in municipal securities and other related investments, the income from which are exempt from regular federal and New York income tax, may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

Portfolio Contents

The Fund invests in various municipal securities, including municipal bonds and notes, other securities issued to finance and refinance public projects, and other related securities and derivative instruments creating exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.

Municipal securities include municipal bonds, notes, securities issued to finance and refinance public projects, certificates of participation, variable rate demand obligations, lease obligations, municipal notes, pre-refunded municipal bonds, private activity bonds, securities issued by TOB trusts, including inverse floating rate securities, and other forms of municipal bonds and securities, and other related instruments that create exposure to municipal bonds, notes and securities that provide for the payment of interest income that is exempt from regular federal and New York income tax.

Municipal securities are debt obligations generally issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems.

The Fund may also invest in AMT Bonds. AMT Bonds may trigger adverse tax consequences for Fund shareholders who are subject to the federal alternative minimum tax.

The municipal securities in which the Fund invests are generally issued by the State of New York, a municipality of New York, or a political subdivision of either, and pay interest that, in the opinion of bond counsel to the issuer (or on the basis of other authority believed by Nuveen Asset Management to be reliable), is exempt from regular federal and New York income tax, although the interest may be subject to the federal alternative minimum tax. The Fund may invest in municipal securities issued by U.S. territories (such as Puerto Rico or Guam) that are exempt from regular federal income tax.

The Fund may invest in municipal securities that represent lease obligations and certificates of participation in such leases. A municipal lease is an obligation in the form of a lease or installment purchase that is issued by a state or local government to acquire equipment and facilities. Income from such obligations generally is exempt from state and local taxes in the state of issuance. A certificate of participation represents an undivided interest in an unmanaged pool of municipal leases, an installment purchase agreement or other instruments. The certificates typically are issued by a municipal agency, a trust or other entity that has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. Such certificates provide the Fund with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide the Fund with the right to demand payment, on not more than seven days’ notice, of all or any part of the Fund’s participation interest in the underlying municipal securities, plus accrued interest.

The Fund may invest in municipal notes. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes and construction loan notes. Tax anticipation notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond anticipation notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the bond anticipation notes. Tax and revenue anticipation notes combine the funding sources of both tax anticipation notes and revenue anticipation notes. Construction loan notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The anticipated revenues from taxes, grants or bond financing generally secure the obligations of an issuer of municipal notes.

The Fund may invest in “tobacco settlement bonds.” Tobacco settlement bonds are municipal securities that are secured or payable solely from the collateralization of the proceeds from class action or other litigation against the tobacco industry.

The Fund may invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

The Fund may invest in private activity bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of private activity bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The Fund may invest in inverse floating rate securities issued by a TOB trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. Typically, inverse floating rate securities represent beneficial interests in a special purpose trust (sometimes called a TOB trust) formed by a third party sponsor for the purpose of holding municipal bonds. Inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate on the municipal bond held by the TOB trust, which effectively leverages the Fund’s investment.

The Fund may invest in floating rate securities issued by special purpose trusts. Floating rate securities may take the form of short-term floating rate securities or the option period may be substantially longer. Generally, the interest rate earned will be based upon the market rates for municipal securities with maturities or remarketing provisions that are comparable in duration to the periodic interval of the tender option, which may vary from

Shareholder Update (Unaudited) (continued)

weekly, to monthly, to extended periods of one year or multiple years. Since the option feature has a shorter term than the final maturity or first call date of the underlying bond deposited in the trust, the Fund as the holder of the floating rate security relies upon the terms of the agreement with the financial institution furnishing the option as well as the credit strength of that institution. As further assurance of liquidity, the terms of the trust provide for a liquidation of the municipal security deposited in the trust and the application of the proceeds to pay off the floating rate security. The trusts that are organized to issue both short-term floating rate securities and inverse floaters generally include liquidation triggers to protect the investor in the floating rate security.

The Fund may invest in municipal securities issued by special taxing districts. Special taxing districts are organized to plan and finance infrastructure developments to induce residential, commercial and industrial growth and redevelopment. The bond financing methods such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, are generally payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities.

The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.

The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.

The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets.

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the 1933 Act, and repurchase agreements with maturities in excess of seven days.

The Fund may enter into certain derivative instruments in pursuit of its investment objectives, including to seek to enhance return, to hedge certain risks of its investments in municipal securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate swaps, credit default swaps and MMD Rate Locks), options on financial futures, options on swap contracts or other derivative instruments.

The Fund may purchase and sell MMD Rate Locks. An MMD Rate Lock permits the Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. By using an MMD Rate Lock, the Fund can create a synthetic long or short position, allowing the Fund to select what the manager believes is an attractive part of the yield curve. The Fund will ordinarily use these transactions as a hedge or for duration or risk management although it is permitted to enter into them to enhance income or gain or to increase the Fund’s yield, for example, during periods of steep interest rate yield curves (i.e., wide differences between short term and long term interest rates).

The Fund may also invest in securities of other open- or closed-end investment companies (including ETFs) that invest primarily in municipal securities of the types in which the Fund may invest directly, to the extent permitted by the 1940 Act, the rules and regulations issued thereunder and applicable exemptive orders issued by the SEC.

Use of Leverage

As a fundamental policy, the Fund will not leverage its capital structure by issuing senior securities such as preferred shares or debt instruments. However, the Fund may borrow for temporary or emergency purposes or for repurchase of its shares as permitted by the 1940 Act, and invest in certain instruments, including inverse floating rate securities, that have the economic effect of leverage.

Temporary Defensive Periods

During temporary defensive periods (e.g., times when, in the Fund’s investment adviser’s and/or the Fund’s sub-adviser’s opinion, temporary imbalances of supply and demand or other temporary dislocations in the tax-exempt bond market adversely affect the price at which long-term or intermediate-term municipal securities are available), the Fund may invest up to 100% of its net assets in cash or cash equivalents, short-term investments or municipal bonds and deviate from its investment policies including the Fund’s 80% names rule policy. Also, during these periods, the weighted average maturity of the Fund’s investment portfolio may fall below the effective maturity range of at least 18-28 years and the Fund may not achieve its investment objective.

PRINCIPAL RISKS OF THE FUNDS

The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

	Nuveen	Nuveen		Nuveen
	New York	New York	Nuveen	New York
	Quality	AMT-Free	New York	Tax-Free
	Municipal	Quality Municipal	Municipal	Income
	Income Fund	Income Fund	Value Fund	Portfolio
Risk	(NAN)	(NRK)	(NNY)	(NXN)
Portfolio Level Risks
Alternative Minimum Tax Risk`	X	—	X	X
Below Investment Grade Risk	X	X	X	X
Call Risk	X	X	X	X
Credit Risk	X	X	X	X
Credit Spread Risk	X	X	X	X
Deflation Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Distressed Securities Risk	X	X	X	X
Duration Risk	X	X	X	X
Economic Sector Risk	X	X	X	X
Financial Futures and Options Risk	X	X	X	X
Hedging Risk	X	X	X	X
Illiquid Investments Risk	X	X	X	X
Income Risk	X	X	X	X
Inflation Risk	X	X	X	X
Insurance Risk	X	X	X	X
Interest Rate Risk	X	X	X	X
Inverse Floating Rate Securities Risk	X	X	X	X
Municipal Securities Market Liquidity Risk	X	X	X	X
Municipal Securities Market Risk	X	X	X	X
Other Investment Companies Risk	X	X	X	X
Puerto Rico Municipal Securities Market Risk	X	X	X	X
Reinvestment Risk	X	X	X	X
Sector and Industry Risk	X	X	X	X
Sector Focus Risk	X	X	X	X
Special Considerations Related to New York Concentration Risk	X	X	X	X
Special Risks Related to Certain Municipal Obligations	X	X	X	X
Swap Transactions Risk	X	X	X	X
Tax Risk	X	X	X	X
Taxability Risk	X	X	X	X
Tobacco Settlement Bond Risk	X	X	X	X
Unrated Securities Risk	X	X	X	X
Valuation Risk	X	X	X	X
Zero Coupon Bonds Risk	X	X	X	X

Shareholder Update (Unaudited) (continued)

	Nuveen	Nuveen		Nuveen
	New York	New York	Nuveen	New York
	Quality	AMT-Free	New York	Tax-Free
	Municipal	Quality Municipal	Municipal	Income
	Income Fund	Income Fund	Value Fund	Portfolio
Risk	(NAN)	(NRK)	(NNY)	(NXN)
Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X	X
Counterparty Risk	X	X	X	X
Cybersecurity Risk	X	X	X	X
Economic and Political Events Risk	X	X	X	X
Global Economic Risk	X	X	X	X
Investment and Market Risk	X	X	X	X
Legislation and Regulatory Risk	X	X	X	X
Leverage Risk	X	X	—	—
Market Discount from Net Asset Value	X	X	X	X
Recent Market Conditions	X	X	X	X
Reverse Repurchase Agreement Risk	X	X	X	—

Portfolio Level Risks:

Alternative Minimum Tax Risk. The Fund may invest in AMT Bonds. Therefore, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Below Investment Grade Risk. Municipal securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade municipal securities of comparable terms and duration. Issuers of lower grade municipal securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated municipal securities may not be as liquid as the secondary market for more highly rated municipal securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular municipal security. If a below investment grade municipal security goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.

Call Risk. The Fund may invest in municipal securities that are subject to call risk. Such municipal securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding municipal securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk. Issuers of municipal securities in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a municipal security experiencing non-payment and potentially a decrease in the net asset value (“NAV”) of the Fund. To the extent that the credit rating assigned to a municipal security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Credit Spread Risk. Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that municipal securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivatives Risk. The use of derivatives involves additional risks and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a municipal security or other asset without buying or selling the municipal security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty.

It is possible that developments in the derivatives market, including changes in government regulation, could adversely impact the Fund’s ability to invest in certain derivatives.

Distressed Securities Risk. The Fund may invest in low-rated securities or securities unrated but judged by the sub-adviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities may be subject to restrictions on resale.

Duration Risk. Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Economic Sector Risk. The Fund may invest a significant amount of its total assets in municipal securities in the same economic sector. This may make the Fund more susceptible to adverse economic, political or regulatory occurrences affecting an economic sector. As concentration increases, so does the potential for fluctuation in the value of the Fund’s assets. In addition, the Fund may invest a significant portion of its assets in certain sectors of the municipal securities market, such as health care facilities, private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Financial Futures and Options Transactions Risk. The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.

If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of municipal securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the municipal securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.

Hedging Risk. The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.

Illiquid Investments Risk. Illiquid investments are investments that are not readily marketable and may include restricted securities, which are securities that may not be resold unless they have been registered under the 1933 Act or that can be sold in a private transaction pursuant to an available exemption from such registration. Illiquid investments involve the risk that the investments will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the investments on its books from time to time.

Income Risk. The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline.

Insurance Risk. The Fund may purchase municipal securities that are secured by insurance, bank credit agreements or escrow accounts. The credit quality of the companies that provide such credit enhancements will affect the value of those securities. Certain significant providers of insurance for municipal securities have incurred significant losses as a result of exposure to sub-prime mortgages and other lower credit quality investments. As a result, such losses reduced the insurers’ capital and called into question their continued ability to perform their obligations under such insurance if they

Shareholder Update (Unaudited) (continued)

are called upon to do so in the future. While an insured municipal security will typically be deemed to have the rating of its insurer, if the insurer of a municipal security suffers a downgrade in its credit rating or the market discounts the value of the insurance provided by the insurer, the value of the municipal security would more closely, if not entirely, reflect such rating. In such a case, the value of insurance associated with a municipal security may not add any value. The insurance feature of a municipal security does not guarantee the full payment of principal and interest through the life of an insured obligation, the market value of the insured obligation or the NAV of the common shares represented by such insured obligation.

Interest Rate Risk. Interest rate risk is the risk that municipal securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of municipal securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of municipal securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term municipal securities generally fluctuate more than prices of shorter-term municipal securities as interest rates change.

Inverse Floating Rate Securities Risk. The Fund may invest in inverse floating rate securities. In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.

The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.

The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;
•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and
•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.

Municipal Securities Market Liquidity Risk. Inventories of municipal securities held by brokers and dealers have decreased in recent years, lessening their ability to make a market in these securities. This reduction in market making capacity has the potential to decrease the Fund’s ability to buy or sell municipal securities at attractive prices, and increase municipal security price volatility and trading costs, particularly during periods of economic or market stress. In addition, recent federal banking regulations may cause certain dealers to reduce their inventories of municipal securities, which may further decrease the Fund’s ability to buy or sell municipal securities. As a result, the Fund may be forced to accept a lower price to sell a security, to sell other securities to raise cash, or to give up an investment opportunity, any of which could have a negative effect on performance. If the Fund needed to sell large blocks of municipal securities to raise cash to meet its obligations, those sales could further reduce the municipal securities’ prices and hurt performance.

Municipal Securities Market Risk. The amount of public information available about the municipal securities in the Fund’s portfolio is generally less than that for corporate equities or bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of the sub-adviser than if the Fund were a stock fund or taxable bond fund. The secondary market for municipal securities, particularly below investment grade municipal securities, also tends to be less well-developed or liquid than many other securities markets, which may adversely affect the Fund’s ability to sell its municipal securities at attractive prices.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies, including ETFs. Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.

With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end funds may differ from their NAV.

Puerto Rico Municipal Securities Market Risk. To the extent that the Fund invests a significant portion of its assets in the securities issued by the Commonwealth of Puerto Rico or its political subdivisions, agencies, instrumentalities, or public corporations (collectively referred to as “Puerto Rico” or the “Commonwealth”), it will be disproportionally affected by political, social and economic conditions and developments in the Commonwealth. In addition, economic, political or regulatory changes in that territory could adversely affect the value of the Fund’s investment portfolio.

Puerto Rico currently is experiencing significant fiscal and economic challenges, including substantial debt service obligations, high levels of unemployment, underfunded public retirement systems, and persistent government budget deficits. These challenges may negatively affect the value of the Fund’s investments in Puerto Rican municipal securities. Several major ratings agencies have downgraded the general obligation debt of Puerto Rico to below investment grade and continue to maintain a negative outlook for this debt, which increases the likelihood that the rating will be lowered further. Puerto Rico recently defaulted on its debt by failing to make full payment due on its outstanding bonds, and there can be no assurance that Puerto Rico will be able to satisfy its future debt obligations. Further downgrades or defaults may place additional strain on the Puerto Rico economy and may negatively affect the value, liquidity, and volatility of the Fund’s investments in Puerto Rican municipal securities. Additionally, numerous issuers have entered Title III of the Puerto Rico Oversite, Management and Economic Stability Act (“PROMESA”), which is similar to bankruptcy protection, through which the Commonwealth of Puerto Rico can restructure its debt. However, Puerto Rico’s case is the first ever heard under PROMESA and there is no existing case precedent to guide the proceedings. Accordingly, Puerto Rico’s debt restructuring process could take significantly longer than traditional municipal bankruptcy proceedings. Further, it is not clear whether a debt restructuring process will ultimately be approved or, if so, the extent to which it will apply to Puerto Rico municipal securities sold by an issuer other than the territory. A debt restructuring could reduce the principal amount due, the interest rate, the maturity, and other terms of Puerto Rico municipal securities, which could adversely affect the value of Puerto Rican municipal securities. Legislation that would allow Puerto Rico to restructure its municipal debt obligations, thus increasing the risk that Puerto Rico may never pay off municipal indebtedness, or may pay only a small fraction of the amount owed, could also impact the value of the Fund’s investments in Puerto Rican municipal securities.

These challenges and uncertainties have been exacerbated by multiple hurricanes and the resulting natural disasters that have stuck Puerto Rico since 2017. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called municipal securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.

Sector and Industry Risk. Subject to the concentration limits of the Fund’s investment policies and guidelines, a Fund may invest a significant portion of its net assets in certain sectors of the municipal securities market, such as hospitals and other health care facilities, charter schools and other private educational facilities, special taxing districts and start-up utility districts, and private activity bonds including industrial development bonds on behalf of transportation companies such as airline companies, whose credit quality and performance may be more susceptible to economic, business, political, regulatory and other developments than other sectors of municipal issuers. If the Fund invests a significant portion of its net assets in the sectors noted above, the Fund’s performance may be subject to additional risk and variability.

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Special Considerations Related to New York Concentration Risk. Because the Fund primarily invests in municipal securities from a single state, the State of New York, the Fund is more susceptible to political, economic or regulatory factors affecting issuers of New York municipal securities. Information regarding the financial condition of the State of New York is ordinarily included in various public documents issued thereby, such as the official statements prepared in connection with the issuance of general obligation bonds of the State of New York.

Additionally, the State of New York is a party to numerous legal proceedings, many of which normally occur in governmental operations. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State of New York to make payment on such local obligations in the event of default.

Special Risks Related to Certain Municipal Obligations. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or

Shareholder Update (Unaudited) (continued)

the failure to fully recover the Fund’s original investment. In the event of non-appropriation, the issuer would be in default and taking ownership of the assets may be a remedy available to the Fund, although the Fund does not anticipate that such a remedy would normally be pursued.

Certificates of participation involve the same risks as the underlying municipal leases. In addition, the Fund may be dependent upon the municipal authority issuing the certificates of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Swap Transactions Risk. The Fund may enter into debt-related derivative instruments such as credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the adviser and/or the sub-adviser of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/or the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.

Tax Risk. The value of the Fund’s investments and its NAV may be adversely affected by changes in tax rates, rules and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax exempt status of interest income from municipal securities. Additionally, the Fund is not a suitable investment for individual retirement accounts, for other tax exempt or tax-deferred accounts, for investors who are not sensitive to the federal income tax consequences of their investments.

Taxability Risk. The Fund will invest in municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for regular federal income tax purposes, and the sub-adviser will not independently verify that opinion. Subsequent to the Fund’s acquisition of such a municipal security, however, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities. Certain other investments made by the Fund, including derivatives transactions, may result in the receipt of taxable income or gains by the Fund.

Tobacco Settlement Bond Risk. The Fund may invest in tobacco settlement bonds. Tobacco settlement bonds are municipal securities that are backed solely by expected revenues to be derived from lawsuits involving tobacco related deaths and illnesses which were settled between certain states and American tobacco companies. Tobacco settlement bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement, an agreement between 46 states and nearly all of the U.S. tobacco manufacturers (the “MSA”). Under the terms of the MSA, the actual amount of future settlement payments by tobacco-manufacturers is dependent on many factors, including, among other things, reduced cigarette consumption. Payments made by tobacco manufacturers could be negatively impacted if the decrease in tobacco consumption is significantly greater than the forecasted decline.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. The investment adviser may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Valuation Risk. The municipal securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price municipal securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.

Zero Coupon Bonds Risk. Because interest on zero coupon bonds is not paid on a current basis, the values of zero coupon bonds will be more volatile in response to interest rate changes than the values of bonds that distribute income regularly. Although zero coupon bonds generate income for accounting purposes, they do not produce cash flow, and thus the Fund could be forced to liquidate securities at an inopportune time in order to generate cash to distribute to shareholders as required by tax laws.

Fund Level and Other Risks:

Anti-Takeover Provisions. The Fund’s organizational documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. Further, the Fund’s by-laws provide that a shareholder who obtains beneficial ownership of common shares in a “Control Share Acquisition” shall have the same voting rights as other common shares only to the extent authorized by shareholders. Although the application of the "Control Share Acquisition" provisions has currently been suspended, these provisions could have the effect of depriving the common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.

Cybersecurity Risk. The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Economic and Political Events Risk. The Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the municipal securities of similar projects (such as those relating to the education, health care, housing, transportation, or utilities industries), industrial development bonds, or in particular types of municipal securities (such as general obligation bonds, private activity bonds or moral obligation bonds). Such developments may adversely affect a specific industry or local political and economic conditions, and thus may lead to declines in the creditworthiness and value of such municipal securities.

Global Economic Risk. National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and securities prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies like China’s, may have global negative economic and market repercussions. Additionally, the aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, and environmental disasters and the spread of infectious illnesses or other public health emergencies, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and the United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—further downgrade of U.S. government securities, the change in the U.S. president and the new administration and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. Recent examples of such events include the outbreak of a novel coronavirus known as COVID-19 that was first detected in China in December 2019 and heightened concerns regarding North Korea’s nuclear weapons and long-range ballistic missile programs. In addition, Russia’s recent invasion of Ukraine in February 2022 has resulted in sanctions imposed by several nations, such as the United States, United Kingdom, European Union and Canada. The current sanctions and potential further sanctions may negatively impact certain sectors of Russia’s economy, but also may negatively impact the value of the Fund’s investments that do not have direct exposure to Russia. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the investment adviser and sub-adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund. Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the

Shareholder Update (Unaudited) (continued)

securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Legislation and Regulatory Risk. At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

The SEC’s recently adopted Rule 18f-4 under the 1940 Act governing the use of derivatives by registered investment companies, could affect the nature and extent of derivatives used by the Fund. It is possible that Rule 18f-4 could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Leverage Risk. The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.

The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market.

The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.

The amount of fees paid to the investment adviser and the sub-adviser for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets - this may create an incentive for the investment adviser and the sub-adviser to leverage the Fund or increase the Fund’s leverage.

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Recent Market Conditions. In response to the financial crisis and recent market events, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. Policy and legislative changes by the United States government and the Federal Reserve to assist in the ongoing support of financial markets, both domestically and in other countries, are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain investments. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasigovernmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Changes to the Federal Reserve policy, including with respect to certain interest rates, may affect the value, volatility and liquidity of dividend and interest paying securities. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. The U.S. government has recently reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of investments. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

On June 23, 2016, the United Kingdom (“UK”) held a referendum on whether to remain a member state of the European Union (“EU”), in which voters favored the UK’s withdrawal from the EU, an event widely referred to as “Brexit” and which triggered a two-year period of negotiations on the terms of withdrawal. The formal notification to the European Council required under Article 50 of the Treaty on EU was made on March 29, 2017, following which the terms of exit were negotiated. On January 31, 2020, the UK formally withdrew from the EU and the two sides entered into a transition phase, where the UK effectively remained in the EU from an economic perspective, but no longer had any political representation in the EU parliament. The transition period concluded on December 31, 2020, and EU law no longer applies in the UK. On December 30, 2020, the UK and EU signed an EU-UK Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which went into effect on January 1, 2021 and sets out the foundation of the economic and legal framework for trade between the UK and EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the UK and wider European markets. The longer term economic, legal, political and social framework to be put in place between the UK and the EU are unclear at this stage, remain subject to negotiation and are likely to lead to ongoing political and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additionally, a number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. Ukraine has experienced ongoing military conflict, most recently in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Reverse Repurchase Agreement Risk. A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Shareholder Update (Unaudited) (continued)

EFFECTS OF LEVERAGE

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as reverse repurchase agreements and investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of February 28, 2022 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Fund on such instruments (based on actual leverage costs incurred during the fiscal year ended February 28, 2022) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as certain derivative instruments and investments in inverse floating rate securities.

The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below.

	Nuveen New York	Nuveen New York
	Quality Municipal	AMT-Free Quality
	Income Fund (NAN)	Municipal Income Fund (NRK)
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	37.86%	38.51%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	0.97%	0.79%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual
Effective Interest Expense Rate on Leverage	0.37%	0.31%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	-16.68%	-16.76%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	-8.64%	-8.63%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	-0.59%	-0.50%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	7.46%	7.63%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	15.50%	15.77%

Common Share total return is composed of two elements — the distributions paid by a Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that a Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, a Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of a Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should a Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, a Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800) 257-8787.

Shareholder Update (Unaudited) (continued)

CHANGES OCCURRING DURING THE PRIOR FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of a Fund.

During the most recent fiscal year, there have been no changes to: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; (iv) a Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:

Principal Risks

The following principal risk has been added for the Nuveen New York Select Tax-Free Income Portfolio (NXN):

Sector Focus Risk. At times, the Fund may focus its investments (i.e., overweight its investments relative to the overall municipal securities market) in one or more particular sectors, which may subject the Fund to additional risk and variability. Securities issued in the same sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that sector than funds that invest more broadly. As the percentage of the Fund’s Managed Assets invested in a particular sector increases, so does the potential for fluctuation in the NAV of the Fund’s common shares.

Developments Regarding the Funds’ Control Share By-Law

On October 5, 2020, the Funds and certain other closed-end funds in the Nuveen fund complex amended their by-laws. Among other things, the amended by-laws included provisions pursuant to which, in summary, a shareholder who obtains beneficial ownership of common shares in a Control Share Acquisition (as defined in the by-laws) shall have the same voting rights as other common shareholders only to the extent authorized by the other disinterested shareholders (the “Control Share By-Law”). On January 14, 2021, a shareholder of certain Nuveen closed-end funds filed a civil complaint in the U.S. District Court for the Southern District of New York (the “District Court”) against certain Nuveen funds and their trustees, seeking a declaration that such funds’ Control Share By-Laws violate the 1940 Act, rescission of such fund’s Control Share By-Laws and a permanent injunction against such funds applying the Control Share By-Laws. On February 18, 2022, the District Court granted judgment in favor of the plaintiff’s claim for rescission of such funds’ Control Share By-Laws and the plaintiff’s declaratory judgment claim, and declared that such funds’ Control Share By-Laws violate Section 18(i) of the 1940 Act. Following review of the judgment of the District Court, on February 22, 2022, the Board amended the Funds’ bylaws to provide that the Funds’ Control Share By-Law shall be of no force and effect for so long as the judgment of the District Court is effective and that if the judgment of the District Court is reversed, overturned, vacated, stayed, or otherwise nullified, the Funds’ Control Share By-Law will be automatically reinstated and apply to any beneficial owner of common shares acquired in a Control Share Acquisition, regardless of whether such Control Share Acquisition occurs before or after such reinstatement, for the duration of the stay or upon issuance of the mandate reversing, overturning, vacating or otherwise nullifying the judgment of the District Court. On February 25, 2022, the Board and the Funds appealed the District Court’s decision to the U.S. Court of Appeals for the Second Circuit.

Important Tax Information (Unaudited)

As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form 1099-DIV, which will be sent to shareholders shortly after calendar year end.

Long-Term Capital Gains

As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Net Long-Term
Fund	Capital Gains
NAN	$—
NRK	—
NNY	—
NXN	—

Additional Fund Information (Unaudited)

Board of Trustees
Jack B. Evans	William C. Hunter	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson
Judith M. Stockdale	Carole E. Stone	Mathew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC	State Street Bank	Chapman and Cutler LLP	Public Accounting Firm	Shareholder Services
333 West Wacker Drive	& Trust Company	Chicago, IL 60603	KPMG LLP	Computershare Trust
Chicago, IL 60606	One Lincoln Street		200 East Randolph Street	Company, N.A.
	Boston, MA 02111		Chicago, IL 60601	150 Royall Street
Canton, MA 02021
(800) 257-8787

Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC’s Website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes –Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	NAN	NRK	NNY	NXN
Common shares repurchased	0	0	0	0

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report (Unaudited)

•	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
•	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see leverage) and the leverage effects of certain derivative investments in the fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.
•	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
•	Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
•	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
•	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
•	Pre-Refunded Bond/Pre-Refunding: Pre-Refunded Bond/Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
•	Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.
•	S&P Municipal Bond Index: An index designed to measure the performance of the tax-exempt U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	S&P Municipal Bond New York Index: An index designed to measure the performance of the tax-exempt New York municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
•	Tax Obligation/General Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer has the ability to increase taxes by an unlimited amount to pay the bonds back.

Glossary of Terms Used in this Report (Unaudited) (continued)

•	Tax Obligation/Limited Bonds: Bonds backed by the general revenues of an issuer, including taxes, where the issuer doesn't have the ability to increase taxes by an unlimited amount to pay the bonds back.
•	Total Investment Exposure: Total investment exposure is a fund’s assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes a fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.

Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members:

• TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (investment advisory
1959			firm) (2008-2017); formerly, Director, Quality Control Corporation
333 W. Wacker Drive	Chair and	2008	(manufacturing) (since 2012-2021); Chair of the Board of the Kehrein	142
Chicago, IL 60606	Board Member	Class II	Center for the Arts (philanthropy) (since 2021); member: Catalyst
Schools of Chicago Board (since 2008) and Mather Foundation Board
(philanthropy) (since 2012), and chair of its Investment Committee;
formerly, Member, Chicago Fellowship Board (philanthropy) (2005-2016);
formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director,
LogicMark LLC (health services) (2012-2016); formerly, Director, Legal &
General Investment Management America, Inc. (asset management)
(2008-2013); formerly, CEO and President, Northern Trust Global
Investments (financial services) (2004-2007): Executive Vice President,
Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since
1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007),
Northern Trust Global Investments Board (2004-2007), Northern Trust Japan
Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and
Northern Trust Hong Kong Board (1997-2004).

• JACK B. EVANS			Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine
1948			Foundation, (private philanthropic corporation); Life Trustee of Coe College;
333 W. Wacker Drive	Board Member	1999	formerly, Member and President Pro-Tem of the Board of Regents for the	142
Chicago, IL 60606		Class III	State of Iowa University System (2007- 2013); Director and Chairman
(2009-2021), United Fire Group, a publicly held company; Director,
Public Member, American Board of Orthopaedic Surgery (2015-2020);
Director (2000-2004), Alliant Energy; Director (1996-2015), The
Gazette Company (media and publishing); Director (1997- 2003), Federal
Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995),
SCI Financial Group, Inc., (regional financial services firm).

• WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of
1948			(2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-
333 W. Wacker Drive	Board Member	2003	2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The	142
Chicago, IL 60606		Class I	International Business Honor Society; formerly, Director (2004-2018) of
Xerox Corporation; formerly, Dean and Distinguished Professor of Finance,
School of Business at the University of Connecticut (2003-2006); previously,
Senior Vice President and Director of Research at the Federal Reserve Bank
of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research
Center at Georgetown University.

• AMY B. R. LANCELLOTTA			Formerly, Managing Director, Independent Directors Council (IDC) (supports
1959			the fund independent director community and is part of the Investment
333 W. Wacker Drive	Board Member	2021	Company Institute (ICI), which represents regulated investment companies)	142
Chicago, IL 60606		Class II	(2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA)
(since 2020).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• JOANNE T. MEDERO			Formerly, Managing Director, Government Relations and Public Policy
1954			(2009-2020) and Senior Advisor to the Vice Chairman (2018-2020),
333 W. Wacker Drive	Board Member	2021	BlackRock, Inc. (global investment management firm); formerly, Managing	142
Chicago, IL 60606		Class III	(Director, Global Head of Government Relations and Public Policy, Barclays
Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global
General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick,
Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel,
Commodity Futures Trading Commission (government agency overseeing
U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/
Associate Director for Legal and Financial Affairs, Office of Presidential
Personnel, The White House (1986-1989); Member of the Board of Directors,
Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).

• ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC,
1952			(management consulting) (since 2012); formerly, Chairman (2019), and
333 W. Wacker Drive	Board Member	2016	Director (2012-2019), USA Technologies, Inc., (provider of solutions	142
Chicago, IL 60606		Class III	and services to facilitate electronic payment transactions); formerly,
Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services)
including Consultant (2011- 2012), Chief Operating Officer (2008-2011), and
Chief Marketing Officer (2004- 2008); formerly, President, Verizon Card
Services division of Verizon Communications, Inc. (2000-2003); formerly,
President, One Point Services at One Point Communications
(telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997);
formerly, various executive positions (1991-1996) including Chief Executive
Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

• JOHN K. NELSON			Member of Board of Directors of Core12 LLC. (private firm which
1962			develops branding, marketing and communications strategies for
333 W. Wacker Drive	Board Member	2013	clients) (since 2008); served on The President’s Council of Fordham	142
Chicago, IL 60606		Class II	University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009- 2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP.
(2012-2014); former Chair of the Board of Trustees of Marian University
(2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial
Markets Division (2007-2008), with various executive leadership roles in ABN
AMRO Bank N.V. between 1996 and 2007.

• JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (national public charity addressing
1947			natural land and water conservation in the U.S.) (since 2013); formerly,
333 W. Wacker Drive	Board Member	1997	Board Member, U.S. Endowment for Forestry and Communities (national	142
Chicago, IL 60606		Class I	endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.)
(2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy
Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director,
Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lake states’ Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).

Name,	Position(s) Held	Year First	Principal	Number
Year of Birth	with the Funds	Elected or	Occupation(s)	of Portfolios
& Address		Appointed	Including other	in Fund Complex
		and Term(1)	Directorships	Overseen by
			During Past 5 Years	Board Member

Independent Board Members (continued):

• CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017);
1947			and C2 Options Exchange, Incorporated (2009-2017); formerly Director,
333 W. Wacker Drive	Board Member	2007	Cboe, Global Markets, Inc., (2010-2020) formerly named CBOE Holdings,	142
Chicago, IL 60606		Class I	Inc.; formerly, Commissioner, New York State Commission on
Public Authority Reform (2005-2010).

• MATTHEW THORNTON III			Formerly, Executive Vice President and Chief Operating Officer (2018-2019),
1958			FedEx Freight Corporation, a subsidiary of FedEx Corporation (“FedEx”)
333 West Wacker Drive Board Member		2020	(provider of transportation, e-commerce and business services through its	142
Chicago, IL 60606		Class III	portfolio of companies); formerly, Senior Vice President, U.S. Operations
(2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly,
Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a
non-profit organization dedicated to preventing childhood injuries).
Member of the Board of Directors (since 2014), The Sherwin-Williams
Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International
(provider of communications infrastructure).

• MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers
1955			Insurance Company of Canada and The Dominion of Canada General
333 W. Wacker Drive	Board Member	2016	Insurance Company (each, a part of Travelers Canada, the Canadian	142
Chicago, IL 60606		Class I	operation of The Travelers Companies, Inc.); formerly, Of Counsel,
Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions
Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004)
and Chair (since 2015) of the Board of Trustees of The John A. Hartford
Foundation (philanthropy dedicated to improving the care of older adults);
formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of
Trustees of Mt. Holyoke College.

• ROBERT L. YOUNG			Formerly, Chief Operating Officer and Director, J.P.Morgan Investment
1963			Management Inc. (financial services) (2010-2016); formerly, President
333 W. Wacker Drive	Board Member	2017	and Principal Executive Officer (2013-2016), and Senior Vice President	142
Chicago, IL 60606		Class II	and Chief Operating Officer (2005-2010), of J.P.Morgan Funds; formerly,
Director and various officer positions for J.P.Morgan Investment
Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution
Services, Inc. (financial services) (formerly, One Group Dealer Services,
Inc.) (1999-2017).

Board Members & Officers (Unaudited) (continued)

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds:

• DAVID J. LAMB			Managing Director of Nuveen Fund Advisors, LLC (since 2019) Senior Managing Director
1963	Chief		(since 2021), formerly, Managing Director (2020-2021) of Nuveen Securities, LLC; Senior
333 W. Wacker Drive	Administrative	2015	Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President
Chicago, IL 60606	Officer		of Nuveen (2006-2017), Vice President prior to 2006.

• MARK J. CZARNIECKI			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund
1979	Vice President		Advisors (since 2017); Managing Director and Associate General Counsel (since January 2022),
901 Marquette Avenue	and Assistant	2013	formerly, Vice President and Associate General Counsel of Nuveen (2013-2021) and Vice
Minneapolis, MN 55402	Secretary		President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management
LLC (since 2018).

• DIANA R. GONZALEZ			Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice
1978	Vice President		President and Associate General Counsel of Nuveen (since 2017); formerly, Associate General
333 W. Wacker Drive	and Assistant	2017	Counsel of Jackson National Asset Management (2012-2017).
Chicago, IL 60606	Secretary

• NATHANIEL T. JONES			Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice
1979			President (2016-2017), Vice President (2011-2016) of Nuveen; Managing Director
333 W. Wacker Drive	Vice President	2016	(since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Chicago, IL 60606	and Treasurer

• TINA M. LAZAR			Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen
1961		2002	Securities, LLC.
333 W. Wacker Drive	Vice President
Chicago, IL 60606

• BRIAN J. LOCKHART			Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since
1974			2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head
333 W. Wacker Drive	Vice President	2019	of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017);
Chicago, IL 60606			Chartered Financial Analyst and Certified Financial Risk Manager.

• JACQUES M. LONGERSTAEY			Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing
1963			Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model
8500 Andrew	Vice President	2019	Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Carnegie Blvd.
Charlotte, NC 28262

• JOHN M. MCCANN			Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2021); Managing
1975	Vice President		Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC
8500 Andrew		2022	(since 2021); Managing Director of TIAA SMA Strategies LLC (since 2021); Managing Director
Carnegie Blvd.			(since 2019, formerly, Vice President and Director), Associate General Counsel and Assistant
Charlotte, NC 28262			Secretary of College Retirement Equities Fund, TIAA Separate Account VA-1, TIAA-CREF Funds and
TIAA-CREF Life Funds; Managing Director (since 2018), formerly, Vice President and Director,
Associate General Counsel and Assistant Secretary of Teachers Insurance and Annuity Association
of America, Teacher Advisors LLC and TIAA-CREF Investment Management, LLC; Vice President
(since 2017), Associate General Counsel and Assistant Secretary (since 2011) of Nuveen Alternative
Advisors LLC; General Counsel and Assistant Secretary of Covariance Capital Management, Inc.
(2014-2017).

• KEVIN J. MCCARTHY			Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen
1966	Vice President		Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and
333 W. Wacker Drive	and Assistant	2007	Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary
Chicago, IL 60606	Secretary		(since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and
Managing Director (2008- 2016); Senior Managing Director (since 2017), and Secretary (since
2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice
President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior
Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and
Managing Director and Assistant Secretary (2011- 2016); formerly, Vice President (2007-2021) and
Secretary (2016-2021), of NWQ Investment Management Company, LLC, and Santa Barbara Asset
Management, LLC; Vice President and Secretary of Winslow Capital Management, LLC (since 2010).
Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative
Investments, LLC.

Name,	Position(s) Held	Year First	Principal
Year of Birth	with the Funds	Elected or	Occupation(s)
& Address		Appointed(2)	During Past 5 Years

Officers of the Funds (continued):

• JON SCOTT MEISSNER			Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017);
1973	Vice President		Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers
8500 Andrew	and Assistant	2019	Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since
Carnegie Blvd.	Secretary		2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate
Charlotte, NC 28262			Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.

• DEANN D. MORGAN			President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head
1969			of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC since
730 Third Avenue	Vice President	2020	2020); Managing Member of MDR Collaboratory LLC (since 2018); formerly, Managing Director,
New York, NY 10017			(Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone
Group (2013-2017).

• WILLIAM A. SIFFERMANN			Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President
1975			(2011-2016) of Nuveen.
333 W. Wacker Drive	Vice President	2017
Chicago, IL 60606

• E. SCOTT WICKERHAM			Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly,
1973	Vice President		Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisers, (LLC;
8500 Andrew	and Controller	2019	Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-
Carnegie Blvd.			CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial
Charlotte, NC 28262			Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) to the CREF Accounts;
formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

• MARK L. WINGET			Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund
1968	Vice President		Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of
333 W. Wacker Drive	and Secretary	2008	Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General
Chicago, IL 60606			Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.

• GIFFORD R. ZIMMERMAN			Formerly, Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen
1956	Vice President		Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and
333 W. Wacker Drive	and Chief	1988	Co-General Counsel (2011- 2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director
Chicago, IL 60606	Compliance Officer		(2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing
Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC
(2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management
Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow
Capital Management, LLC (2010-2020); Chartered Financial Analyst.

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.
(2)	Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen complex.

Notes

Notes

Nuveen:

Serving Investors for Generations

Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/closed-end funds

Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-C-0222D 2104109-INV-Y-04/23

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen New York Municipal Value Fund

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund [1]	Billed to Fund [2]	Billed to Fund [3]	Billed to Fund [4]
February 28, 2022	$29,370	$3,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

February 28, 2021	$23,450	$12,500	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under "Audit Fees". These fees include offerings related to the Fund's common shares and leverage.

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit-Related Fees" and "Tax Fees". These fees represent all "Agreed-Upon Procedures" engagements pertaining to the Fund's use of leverage.

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
Fiscal Year Ended	Service Providers	Service Providers	Service Providers
February 28, 2022	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
February 28, 2021	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non- audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP’s independence.

Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
Fiscal Year Ended	Billed to Fund	reporting of the Fund)	engagements)	Total
February 28, 2022	$ 0	$ 0	$ 0	$ 0
February 28, 2021	$ 0	$ 0	$ 0	$ 0

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report the members of the audit committee are Jack B. Evans, John K. Nelson, Albin F. Moschner, Judith M. Stockdale, Carole E. Stone, Chair, and Robert L. Young.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

ITEM 8(a)(1). PORTFOLIO MANAGER BIOGRAPHY

As of the date of filing this report, the following individual at the Sub-Adviser (the “Portfolio Manager”) has primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

Scott R. Romans, PhD, Managing Director of Nuveen Asset Management, responsible for managing several state-specific, tax-exempt portfolios, including the California Municipal Bond and the New York Municipal Bond strategies. He also serves as portfolio manager for a number of closed-end funds. Before moving to his portfolio management role in 2003, he was a senior research analyst in the firm’s tax-exempt fixed income department, specializing in the education sector. He holds an undergraduate degree from the University of Pennsylvania and an MA and PhD from the University of Chicago.

ITEM 8(a)(2). OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

 Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Scott R. Romans	Registered Investment Company	10	$15.12 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$5.80 million
*	Assets are as of February 28, 2022. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

ITEM 8(a)(3).	FUND MANAGER COMPENSATION

As of the most recently completed fiscal year end, the primary Portfolio Manager’s compensation is as follows:

Portfolio managers are compensated through a combination of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

ITEM 8(a)(4). OWNERSHIP OF NNY SECURITIES AS OF FEBRUARY 28, 2022

Name of Portfolio Manager	None	$1 - $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	Over $1,000,000
Scott R. Romans	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen New York Municipal Value Fund

By (Signature and Title) /s/ Mark L. Winget

Mark L. Winget

Vice President and Secretary

Date: May 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ David J. Lamb

David J. Lamb

Chief Administrative Officer

(principal executive officer)

Date: May 6, 2022

By (Signature and Title) /s/ E. Scott Wickerham

E. Scott Wickerham

Vice President and Controller

(principal financial officer)

Date: May 6, 2022